As filed with the Securities and Exchange Commission on January 31, 2023

Securities Act File No. 333-[            ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street

Denver, Colorado 80206-4805

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(303) 333-3863

(Area Code and Telephone Number)

Abigail Murray

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this Registration Statement will become effective on March 2, 2023, pursuant to Rule 488 under the Securities Act of 1933, as amended.

The titles of the securities being registered are:

Class A, C, D, I, N, R, S and T Shares of Janus Henderson Overseas Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of:

Janus Henderson International Opportunities Fund

[    ], 2023

Dear Shareholder:

We wanted to inform you, as a shareholder of Janus Henderson International Opportunities Fund, that Janus Henderson Investors US LLC (referred to herein as “Janus Henderson” or, the “Adviser”) recommended, and the Board of Trustees of your Fund has approved, the Adviser’s proposal to merge Janus Henderson International Opportunities Fund into Janus Henderson Overseas Fund, effective on or about [June 2, 2023], or as soon as practicable thereafter. Janus Henderson believes that Janus Henderson International Opportunities Fund shareholders may benefit from being shareholders of one larger combined international equity fund, creating the potential for broader asset growth and a more stable asset base while realizing portfolio management and operational efficiencies. Additionally, Janus Henderson believes that Janus Henderson International Opportunities Fund shareholders may benefit from the centralized research approach employed by Overseas Fund, which differs from the multi-sub-portfolio approach employed by International Opportunities Fund, wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas. This merger is subject to approval by shareholders of Janus Henderson International Opportunities Fund. If the merger is approved, and other closing conditions are satisfied or waived, you will receive the same class of shares of Janus Henderson Overseas Fund that you hold in Janus Henderson International Opportunities Fund as of the merger date. The Funds have similar investment objectives, investment policies, and principal investment strategies. Each Fund pursues its investment objective by primarily investing in securities of companies outside of the United States. The Funds may invest in securities of all market capitalizations and may have significant exposure to emerging markets.

The merger is designed to qualify as a tax-free merger, so you should generally not realize a tax gain or loss as a direct result of the merger. Additional details about the proposed merger are described in the enclosed Q&A and proxy statement/prospectus.

In the event that the merger described above is not approved, the Board of Trustees will determine what further action, if any, to take. In such event, Janus Henderson may recommend the liquidation or repositioning of Janus Henderson International Opportunities Fund.

The proposal will be presented to shareholders at a special meeting of shareholders to be held on [May 18, 2023]. The proposal is briefly summarized in the synopsis that precedes the enclosed proxy statement/prospectus. The proxy statement/ prospectus includes a detailed discussion of the proposal, which you should read carefully.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the proposal.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail with the enclosed proxy card(s); or

•	In person at the special shareholder meeting on [May 18, 2023].

Your vote is extremely important, so please read the enclosed proxy statement/prospectus carefully and submit your vote. If you have any questions about the proposals, please call our proxy solicitor, Computershare Fund Services, at [1-866-438-2987].

Thank you for your consideration of this important proposal. We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

/s/ Michelle R. Rosenberg

Michelle R. Rosenberg

Chief Executive Officer and President

Janus Investment Fund

JANUS INVESTMENT FUND

Janus Henderson International Opportunities Fund

151 Detroit Street

Denver, Colorado 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Board of Trustees of Janus Investment Fund (the “Trust”) has called a Special Meeting of Shareholders of Janus Henderson International Opportunities Fund (the “Target Fund”), a series of the Trust, to be held at [●], on [May 18, 2023, at [●] a.m. Mountain Time] (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders will be asked to vote on the proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.

Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Target Fund to Janus Henderson Overseas Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

Any shareholder who owned shares of the Target Fund as of the close of business on [February 24, 2023] will receive notice of the Meeting and will be entitled to vote at the Meeting on the Proposal. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the chairperson of the Meeting may propose one or more postponements or adjournments to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of the holders of a majority of shares of the Target Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies, in accordance with applicable law, in favor of postponement or adjournment if they determine additional solicitation is warranted and in the interests of the Target Fund.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

The Board of Trustees unanimously recommends that shareholders vote FOR the Proposal.

By Order of the Board of Trustees,

/s/ Michelle R. Rosenberg

Michelle R. Rosenberg

Chief Executive Officer and President

Janus Investment Fund

[___], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MAY 18, 2023]:

The enclosed Proxy Statement/Prospectus is available free of charge at the website listed on your proxy card(s). The Funds’ most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/info

(or janushenderson.com/reports if you hold Class D Shares).

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general rules for signing proxy card(s) may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe,Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●]

PROXY STATEMENT/PROSPECTUS

[●], 2023

Relating to the acquisition of the assets of

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND,

by and in exchange for shares of beneficial interest of

JANUS HENDERSON OVERSEAS FUND,

each a series of Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Class D Shares)

1-877-335-2687 (if you hold shares through a plan sponsor,

broker-dealer, or other intermediary)

INTRODUCTION

This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of Janus Henderson International Opportunities Fund (the “Target Fund”), a series of Janus Investment Fund (the “Trust”), in connection with a special meeting of the Target Fund, to be held at the [●], on [May 18, 2023, at [●] a.m. Mountain Time] (together with any adjournments or postponements thereof, the “Meeting”). The Board of Trustees of the Trust (the “Board of Trustees,” or the “Trustees”) is soliciting proxies from shareholders of the Target Fund for the Meeting.

At the Meeting, shareholders will be asked to vote on the proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Target Fund to Janus Henderson Overseas Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

We sometimes refer to the Target Fund and the Acquiring Fund as the “Funds.” The Agreement and Plan of Reorganization for this proposed transaction is sometimes referred to herein as the “Plan,” and the transaction contemplated by the Plan sometimes are referred to herein as the “Merger.”

As a result of the proposed Merger, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings in the Target Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the closing date of the Merger. The number of shares you will receive in the Merger will be determined by the relative net asset value (“NAV”) of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund. Janus Henderson Investors US LLC (“Janus Henderson” or the “Adviser”) is the investment adviser for both the Target Fund and the Acquiring Fund and will remain the investment adviser of the Acquiring Fund following the completion of the Merger. After the Merger is completed, the Target Fund will be liquidated. The closing of the Merger is contingent upon approval of the Plan by shareholders of the Target Fund. A form of the Plan is attached as Appendix A. Assuming shareholder approval and the satisfaction or waiver of other closing conditions, the Merger is expected to occur on or about [June 2, 2023], or as soon as practicable thereafter (the “Closing Date”).

This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders of the Target Fund on or about [March 22], 2023. Shareholders of record of the Target Fund as of the close of business on [February 24, 2023] (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The Board of Trustees unanimously recommends that shareholders vote FOR the Proposal.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Fund, the Acquiring Fund, and the Proposal, before voting on the Proposal. The Funds have similar investment objectives, investment policies, and principal investment strategies, including that both Funds are classified as “diversified.” Each Fund pursues its investment objective by primarily investing in securities of companies outside of the United States. The Adviser believes that the Target Fund’s shareholders may benefit from being shareholders of one larger combined international equity fund, creating the potential for broader asset growth and a more stable asset base, while realizing portfolio management and operational efficiencies. Additionally, Janus Henderson believes that Target Fund shareholders may benefit from the centralized research approach employed by the Acquiring Fund, which differs from the multi-sub-portfolio approach employed by the Target Fund wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas. After considering the Adviser’s recommendation and other factors, the Board of Trustees has approved the Proposal and unanimously recommends that shareholders vote FOR the Proposal.

The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund common shares in the Merger. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

For more information about the investment objective, strategies, restrictions, and risks of the Funds, see:

•

The Funds’ Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, and Class T Shares filed in Post-Effective Amendment No. 315 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-23-016468), dated January 27, 2023;

•

The Funds’ Prospectus for Class D Shares filed in Post-Effective Amendment No. 315 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-23-016468), dated January 27, 2023;

•

The Funds’ Statement of Additional Information, filed in Post-Effective Amendment No. 315 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0001193125-23-016468), dated January 27, 2023; and

•	Each Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended September 30, 2022 (Accession No. 0001741773-22-004145).

The above documents have been filed with the SEC and are incorporated by reference herein as appropriate. The prospectus of the applicable class of shares of each Fund and its annual report have previously been delivered to the respective Fund’s shareholders.

You can obtain free copies of any of the foregoing Fund documents by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, without charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.

A Statement of Additional Information dated [●] relating to the Merger has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC. You may obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov, or by sending an electronic request by email to publicinfo@sec.gov, followed by paying a duplicating fee.

The following chart outlines the share classes of the Funds involved in the Merger and their respective ticker symbols:

Fund/Class	Ticker
Target Fund: Janus Henderson International Opportunities Fund
ClassA Shares	HFOAX
ClassC Shares	HFOCX
ClassD Shares	HFODX
ClassI Shares	HFOIX
ClassN Shares	HFOSX
ClassR Shares	HFORX
ClassS Shares	HFOQX
ClassT Shares	HFOTX

Acquiring Fund: Janus Henderson Overseas Fund
ClassA Shares	JDIAX
ClassC Shares	JIGCX
ClassD Shares	JNOSX
ClassI Shares	JIGFX
ClassN Shares	JDINX
ClassR Shares	JDIRX
ClassS Shares	JIGRX
ClassT Shares	JAOSX

PROXY STATEMENT/PROSPECTUS

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Q&A / SYNOPSIS

The following synopsis provides a brief overview of the matter to be voted on at the Meeting, including information typically of concern to shareholders considering a proposed combination of mutual funds. The Proxy Statement/Prospectus contains more detailed information about the Proposal, and we encourage you to read it in its entirety before voting. This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus. The description of the Plan is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q.	What is being proposed?

A.	There is one Proposal submitted for your vote at the Meeting. The Proposal relates to a proposed Merger of your fund, the Target Fund, into the Acquiring Fund. The Proposal is discussed further below.

Proposal 1: Approval of the Plan

Q.	Why am I being asked to approve a merger of my Fund into the Acquiring Fund?

A.

The Board of Trustees of the Trust (the “Board of Trustees,” “Board,” or “Trustees”) recommends that shareholders of the Target Fund approve the Plan, which provides for the Merger of the Target Fund into the Acquiring Fund. Each Fund is a series of the Trust and is managed by Janus Henderson. You are receiving this Proxy Statement/Prospectus because, as a shareholder of the Target Fund, you have the right to vote on the Merger.

Janus Henderson believes that the Funds shareholders may benefit from being shareholders of one larger combined international equity fund, creating the potential for broader asset growth and a more stable asset base while realizing portfolio management and operational efficiencies. Additionally, Janus Henderson believes that Target Fund shareholders may benefit from the centralized research approach employed by the Acquiring Fund, which differs from the multi-sub-portfolio approach employed by the Target Fund, wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas. Janus Henderson is also seeking to streamline its international equity offerings for better positioning within the marketplace.

The Board of Trustees has approved a proposal to combine the Funds by having the Target Fund transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to Target Fund shareholders of record, determined as of the close of business on the Closing Date. After the Merger is completed, the Target Fund will be liquidated.

Q.	If the Merger occurs, how will the Acquiring Fund be managed?

A.	If the Merger is consummated, the following will occur:

•	The Acquiring Fund will continue to be managed by its current portfolio managers.

•	The investment objective and the policies and risks of the Acquiring Fund, which are similar to the investment objective and the policies and risks of the Target Fund, will not change.

•	The Acquiring Fund will retain its existing fee and expense structure, subject to the waiver arrangement agreed to by Janus Henderson, as discussed below.

Q.	What is the recommendation of the Board of Trustees on the Merger?

A.

At a meeting held on January 27, 2023, the Board of Trustees determined that the Merger is in the best interests of the Funds. In reaching this determination, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others:

•

the compatibility of the Funds’ investment objectives, policies and related risks, noting that the Funds have similar investment objectives, investment policies, and risks, and considering the anticipated repositioning of the Target Fund’s and/or Acquiring Fund’s portfolio in connection with the Merger;

•

the portfolio managers of the Acquiring Fund would manage the Acquiring Fund upon the completion of the Merger and that while the Adviser employs an underlying sleeve approach for the Target Fund, with sub-portfolio managers, the Acquiring Fund is directly managed by the Adviser’s portfolio management personnel;

•

the historical performance record of the Acquiring Fund, on an absolute basis, relative to its benchmark, and relative to the Target Fund, noting more favorable performance of the Acquiring Fund as compared to the Target Fund for the one-, three-, and five-year periods ended September 30, 2022;

•

the Adviser’s belief that Target Fund shareholders may benefit from the Merger (as shareholders of the Acquiring Fund following the Merger), as a result of the centralized research approach employed by the Acquiring Fund, which differs from the multi-sub-portfolio approach employed by the Target Fund wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas;

•

the expected larger asset base for the Acquiring Fund following the Merger, which creates the potential for a more stable fund asset base over time as compared to the Target Fund on a stand-alone basis, and may provide for a greater opportunity for the Acquiring Fund to invest at scale in its current portfolio holdings and in new holdings;

•	the comparative fee and expense structure of the two Funds, and the Adviser’s agreement to cap the net annual fund operating expenses of Class R Shares,

Class D Shares, and Class C Shares for the first year following the Merger so they do not exceed the net annual fund operating expenses of each corresponding share class of each Fund as of September 30, 2022 (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses);

•

the Merger was being proposed as part of the Adviser’s efforts to streamline its product line, which creates the potential for broader asset growth and the potential for lower fund operating expenses while realizing portfolio management and operational efficiencies;

•	the future of the Target Fund absent a merger, which the Adviser believes could include repositioning the Target Fund or its liquidation;

•	the terms of the Merger and whether the Merger would dilute the interests of the shareholders of the Funds;

•	the anticipated U.S. federal income tax-free nature of the Merger as well as the potential tax consequences of any repositioning of the Acquiring Fund portfolio as a result of the Merger;

•	the expected costs of the Merger, other than costs incurred to reposition the Acquiring Fund’s portfolio after the Merger, will be borne by the Adviser; and

•

potential benefits to the Adviser and its affiliates as a result of the Merger, and the Adviser’s belief that while the Merger may result in some benefits and economies of scale for Janus Henderson and its affiliates, including, for example, an immaterial reduction in the level of operational expenses incurred for administrative and compliance services as a result of the elimination of the Target Fund as a separate fund, the Merger is not expected to result in a material change to the profitability of the Acquiring Fund or the Adviser.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the Plan.

Further information regarding the factors considered by the Board of Trustees in making its recommendation is included below in the section of this Proxy Statement/Prospectus titled “THE MERGER,” under the sub-caption “Reasons for the Merger.”

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A.

No. You will receive the same class of shares of the Acquiring Fund with equivalent dollar value as the class of shares of the Target Fund you own as of the time the Merger closes. However, the number of shares you receive will depend on the relative net asset values of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund as of the close of trading on the New York Stock Exchange on the Closing Date.

Q.	How do the Funds’ investment objective and principal investment strategies compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objectives and principal investment strategies.

Similarities:

Investment Personnel:    George Maris serves as lead portfolio manager for both the Target Fund and the Acquiring Fund, and is expected to continue to serve in such capacity for the Acquiring Fund following the Merger.

Investment Objectives:

•	The Target Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Acquiring Fund seeks growth of capital.

Principal Investment Strategies:

•	Each Fund invests primarily in securities of companies outside of the United States.

•	Each Fund may invest in foreign securities, which may include significant exposure to emerging markets.

•	Each Fund may invest in securities of all market capitalizations.

•	Each Fund may invest in derivatives for varying reasons.

Diversification:    Each Fund is classified as “diversified” under the 1940 Act, meaning that each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Benchmark:    Each Fund’s benchmark index is the MSCI All Country World ex-USA IndexSM.

Differences:

Investment Personnel and Approach:    Each Fund has a different investment team, with one common portfolio manager. The Target Fund is co-managed by George Maris and Paul O’Connor, with Mr. Maris serving as lead portfolio manager, utilizing sleeve portfolio managers that focus on their highest conviction ideas. The Acquiring Fund is co-managed by George Maris and Julian McManus, with Mr. Maris serving as lead portfolio manager, utilizing a centralized research approach. The Acquiring Fund’s portfolio managers will continue to manage the Fund after the Merger.

Principal Investment Strategies:

•	Only the Acquiring Fund invests in real estate securities as a principal investment strategy.

•	Only the Acquiring Fund may lend portfolio securities.

Further information comparing the Funds’ investment objective, strategies, restrictions, and risks is included below under “Summary of the Funds” and in Appendix B of this Proxy Statement/Prospectus.

Q.	How do the fee and expense structures of the Funds compare?

A.

Each Fund is subject to a similar fee and expense approach with payment of an investment advisory fee to the Adviser, out-of-pocket administration expenses to the Adviser, transfer agency fees and/or out-of-pocket expenses to Janus Henderson Services US LLC (“Janus Henderson Services”), distribution fees paid by certain share classes to Janus Henderson Distributors US LLC (“Janus Henderson Distributors”), and certain other fees or out-of-pocket costs to third party intermediaries. The primary difference in the fee structure between the Funds is the investment advisory fee structure, as the Target Fund’s advisory fee schedule contains breakpoints, so that advisory fees decrease as Target Fund assets grow, and the Acquiring Fund employs a performance fee arrangement, so that advisory fees adjust up or down monthly depending on the Acquiring Fund’s long term performance, as explained in greater detail below. In addition, there is currently a transfer agency fee waiver in place for Class R Shares of the Target Fund that is not in effect for the Acquiring Fund. While the Acquiring Fund will retain its fee and expense structure following the Merger, the Adviser has agreed to a fee waiver arrangement in connection with the Merger, as further described below.

The Target Fund pays a contractual investment advisory fee to the Adviser at a fixed rate based on the Fund’s average daily net assets, as set forth below:

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

For the fiscal year ended September 30, 2022, the Target Fund paid an investment advisory fee to the Adviser at the annual rate of 1.00% on a gross basis and 0.74% after fee waivers. No portion of the Target Fund’s investment advisory fee is based on performance.

The Acquiring Fund’s base investment advisory fee rate paid to the Adviser, prior to any performance adjustment, is an annual rate of 0.64% of the Fund’s average daily net assets (the “Base Fee Rate”). The base investment advisory fee rate adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Acquiring Fund’s performance relative to its benchmark index, the MSCI All Country World ex-USA IndexSM, during a performance measurement period, which is the 36-month period preceding the end of the month for which the fee is calculated (the “Performance Adjustment”). For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). For the fiscal year ended September 30, 2022, the Acquiring Fund paid an investment advisory fee (including the Performance Adjustment) to the Adviser at the annual rate of 0.76% of the Acquiring Fund’s average daily net assets due to the Acquiring Fund’s outperformance relative to the MSCI All Country World ex-USA IndexSM over a rolling 36-month performance measurement period.

In addition, for at least a one-year period commencing on January 27, 2023 for each Fund, the Adviser has agreed to waive its investment advisory fee and/or reimburse certain other Fund operating expenses to the extent that total annual operating expenses exceed 0.83% for the Target Fund, and 0.82% for the Acquiring Fund (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses). For at least a one-year period commencing on January 27, 2023, the Adviser has also agreed to reduce the administrative services fee payable by the Target Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. Transfer agency fees are not waived for Class R Shares of the Acquiring Fund.

Pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	What impact will the Merger have on the investment advisory fee rate schedule of the Target Fund?

A.

As of September 30, 2022, the Target Fund’s investment advisory fee rate was 1.00%, excluding waivers, as compared to the rate of 0.76% for the Acquiring Fund as of the same date. However, because the Target Fund’s investment advisory fee rate schedule includes breakpoints as assets grow, if the Acquiring Fund’s assets under management grew following the Merger, and meet or exceed approximately $7.0 billion (which could happen if the Acquiring Fund’s recent growth continues), the Acquiring Fund’s base investment advisory fee rate (the rate excluding any applicable performance fee adjustment) of 0.64% would exceed the breakpoint fee rates for the Target Fund at similar asset levels. This would result in the shareholders of the Target Fund paying a higher investment advisory fee rate as Acquiring Fund shareholders than they would otherwise pay if remaining a Target Fund shareholder and the Target Fund also grew to $7 billion in assets (roughly ten times its size as of September 30, 2022). Note that this analysis excludes the impact of any applicable performance fee adjustment on the Acquiring Fund’s investment advisory fee rate, which could be positive or negative, and also excludes the impact of any investment advisory fee waivers currently in place for the Target Fund.

Q.	Will the Merger result in higher Fund expenses?

A.

The impact of the Merger on fund expenses paid by Target Fund and Acquiring Fund shareholders will vary by Fund share class. The pro forma net annual expense ratio for all Target Fund share classes except Class R Shares, and for all Acquiring Fund share classes except for Class C Shares and Class D Shares, are projected to be the same or lower after the Merger based on average daily net assets and expenses for the fiscal year ended September 30, 2022. The Adviser has agreed to cap the net annual fund operating expenses of Class R Shares, Class C Shares, and Class D Shares following the Merger so they do not exceed the net annual fund operating expenses of each corresponding share class of each Fund as of September 30, 2022. As a result, the net annual fund operating expenses of Class R Shares, Class C Shares, and Class D Shares will be waived to the extent they exceed 1.54%, 1.95%, and 0.95%, respectively (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses). The Adviser has committed to maintain this non-standard waiver arrangement for a period of one year following the Merger, unless extended, modified, or terminated by the Board of Trustees. Because a fee waiver can have a positive effect upon the Acquiring Fund’s performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to the Adviser to the extent that fees were waived or expenses were reimbursed during the performance measurement period.

Additional pro forma fee, expense, and financial information is included in this Proxy Statement/Prospectus.

Q.	What are the U.S. federal income tax consequences of the Merger?

A.

The Merger is expected to qualify as a reorganization for U.S. federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) (the “Code”) and will not take place unless special counsel provides an opinion to that effect. Assuming the Merger so qualifies, shareholders should not recognize any capital gain or loss as a direct result of the Merger. You may have received a regular taxable distribution towards the end of the 2022 calendar year. In addition, prior to the Closing Date, you may receive an additional taxable distribution of ordinary income or capital gains that the Target Fund has accumulated as of the date of the distribution. As always, if you choose to redeem or exchange your shares (whether before or after the Merger), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them. Shareholders should consult a tax adviser with respect to the tax consequences of the Merger and any exchange or redemption.

The Adviser anticipates that any sales of securities to align the portfolio holdings of the Target Fund with those of the Acquiring Fund following the Merger will result in a net capital loss to the Acquiring Fund. Accordingly, the Adviser does not anticipate that the Merger will result in adverse tax consequences to shareholders of either of the Funds (as shareholders of the Acquiring Fund following the completion of the Merger). If, however, due to market conditions or other factors, the Acquiring Fund experiences a net capital gain in connection with the disposition of securities following the Merger, shareholders of either of the Funds (as shareholders of the Acquiring Fund following the completion of the Merger) will be taxed on any resulting capital gain distributions.

Q.	Will my total cost basis for U.S. federal income tax purposes change as a result of the Merger?

A.

No, your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger is expected to be different than the number of shares you held prior to the Merger, your average cost basis per share may change.

Q.	Will the shareholder service providers to my Fund change?

A.	No. The current service providers to the Funds will continue to provide the same services to the Acquiring Fund following the completion of the Merger.

Janus Henderson currently serves as investment adviser to both Funds and will continue as the investment adviser to the Acquiring Fund following the completion of the Merger. The administrator, custodian, transfer agent, auditor, and distributor are the same for the Funds and will not change as a result of the Merger.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.

No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of the Target Fund will be exchanged for full and fractional corresponding shares of the Acquiring Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing Target Fund account until the Merger?

A.

Yes. Current Target Fund shareholders may continue to make additional investments until the Closing Date (expected to be on or about [June 2, 2023]), or as soon as practicable thereafter, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Effective on or about February 13, 2023, the Funds will no longer accept investments by new shareholders.

Q.	Will either Fund pay direct fees or expenses associated with the Merger?

A.

No. Janus Henderson will pay the direct fees and expenses associated with the Merger, including preparation of the Proxy Statement/Prospectus, printing and mailing costs, and solicitation costs, which are estimated to be approximately [between $334,000 and $506,000]. However, the Funds will bear any brokerage commissions, transaction costs, and similar expenses in connection with any purchases or sales of securities related to portfolio repositioning in connection with the Merger. Such brokerage commissions or other transaction costs are estimated to be $1.3 million (0.042% of the pro forma combined net assets of the Target Fund and the Acquiring Fund as of January 18, 2023). The actual brokerage commissions or other transaction costs will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings at the time of the Merger, and the specific securities transferred to the Acquiring Fund.

Q.	If shareholders approve the Merger, when will the Merger take place?

A.

If Target Fund shareholders approve the Merger and other conditions are satisfied or waived, the Merger is expected to occur on or about [June 2, 2023], or as soon as reasonably practicable after shareholder approval is obtained. After completion of the Merger, your financial intermediary, plan sponsor, or the Funds’ transfer agent (for Class D Shares) is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.	What happens if the Merger is not completed?

A.

If the Merger is not approved by shareholders or other conditions are not satisfied or waived, any shares you held in the Target Fund would remain shares of the Target Fund. The Target Fund and the Acquiring Fund would each continue to operate separately, and the Board of Trustees would determine what further action, if any, to take. In such event, Janus Henderson may recommend the liquidation or repositioning of Janus Henderson International Opportunities Fund.

Q.	What if I want to exchange my shares into another Janus Henderson fund prior to the Merger?

A.

Shareholders of the Target Fund may exchange their shares into another Janus Henderson fund before the Closing Date in accordance with their current exchange privileges by contacting their plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). If you choose to exchange your shares of the Target Fund for another Janus Henderson fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements. Exchanges into another Janus Henderson fund are not subject to any front-end sales charge. Any applicable contingent deferred sales charges charged to a class of shares will be waived for exchanges and redemptions through the date of the Merger.

Voting Information

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of the Target Fund at the close of business on [February 24, 2023] (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares owned on all matters presented.

Q:	What is the required vote to approve the Proposals?

A:

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of the Target Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of 30% of the shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q.	How does the Board of Trustees suggest I vote with respect to the Proposal?

A.

After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the Proposal. Please see the relevant section of the Proxy Statement/Prospectus for a discussion of the Proposal and the Board’s considerations in making such recommendation.

Q.	How can I vote my shares?

A.	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone, by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail, by sending the enclosed proxy card(s) (completed, signed and dated) in the enclosed envelope; or

•	In person, by attending the Special Meeting of Shareholders on [May 18, 2023] (or any adjournments or postponements thereof).

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Henderson, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting, the chairperson of the Meeting may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of the Target Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or vote by telephone or the Internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206-4805, Attn: Secretary.

Q:	Who is paying the costs of this solicitation?

A:

Janus Henderson will pay the fees and expenses related to the Proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. These costs are estimated to be between [$334,000 and $506,000], plus any out-of-pocket expenses.

Q.	Whom should I call for additional information about this Proxy Statement/Prospectus?

A.	Please call Computershare, Janus Henderson’s information agent (proxy solicitor), at [1-866-438-2987.]

PROPOSAL 1 – THE MERGER OF JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND INTO JANUS HENDERSON OVERSEAS FUND

SUMMARY

This section provides a summary of certain information with respect to the Merger, the Target Fund, and the Acquiring Fund, including but not limited to, comparative information regarding each Fund’s investment objective, fees and expenses, principal investment strategies and risks, historical performance, and other information. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. Each Fund is designed for long-term investors seeking an international equity portfolio.

Comparison of Investment Advisory Fee Rates

As of September 30, 2022, the Target Fund investment advisory fee rate was 1.00%, excluding waivers, as compared to the rate of 0.76% for the Acquiring Fund at that same date. However, because the Target Fund’s investment advisory fee rate schedule includes breakpoints as assets grow, if the Acquiring Fund’s assets under management grew following the Merger, and meet or exceed approximately $7.0 billion (which could happen if the Acquiring Fund’s recent growth continues), the Acquiring Fund’s base investment advisory fee rate (the rate excluding any applicable performance fee adjustment) of 0.64% would exceed the breakpoint fee rates for the Target Fund at similar asset levels. This would result in the shareholders of the Target Fund paying a higher investment advisory fee rate as Acquiring Fund shareholders than they would otherwise pay if remaining a Target Fund shareholder and the Target Fund also grew to $7 billion in assets (roughly ten times its size as of September 30, 2022). Note that this analysis excludes the impact of any applicable performance fee adjustment on the Acquiring Fund’s investment advisory fee rate, which could be positive or negative, and also excludes the impact of any investment advisory fee waivers currently in place for the Target Fund. Refer to the “Other Comparative Information about the Funds – Management Expenses” section in this Proxy Statement/Prospectus for additional information with further description in the Fund’s Statement of Additional Information, as supplemented (“SAI”), which is incorporated by reference herein.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Target Fund or the Acquiring Fund versus the estimated (“pro forma”) fees and expenses of the Acquiring Fund, assuming consummation of the Merger as of the first day of the fiscal year ended September 30, 2022. Fees and expenses shown for the Target Fund and the Acquiring Fund were determined based on each Fund’s average daily net assets for the fiscal year ended September 30, 2022. Total net assets as of September 30, 2022 were approximately $647 million for the Target

Fund, approximately $1.671 billion for the Acquiring Fund, and approximately $2.318 billion for the Acquiring Fund on a pro forma basis assuming the Merger closed as of the fiscal year ended September 30, 2022.

The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since September 30, 2022. More current total net asset information is available for the Funds at [●] (or [●] if you hold Class D Shares). It is important for you to know that a decline in a Fund’s average daily net assets during the current fiscal year and after the Merger, as a result of redemptions from the Fund in excess of subscriptions or declines in net asset value per share resulting from market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

All Fund expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Other Expenses for Class S Shares, Class R Shares, and Class T Shares include an administrative services fee of up to 0.25% of the average daily net assets of each class to compensate Janus Henderson Services, the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. Other Expenses for Class D Shares include an administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Henderson Services, as detailed below:

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

Other Expenses for all classes of the Funds may include reimbursement to the Adviser of its out-of-pocket costs for services as administrator and reimbursement to Janus Henderson Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the Target Fund and the Acquiring Fund, as well as those estimated for the Acquiring Fund on a pro forma basis, assuming consummation of the Merger as of the first day of the fiscal year ended September 30, 2022.

Expense Limitations

Pursuant to a contract currently in effect for the Acquiring Fund and for a one-year period commencing on January 27, 2023, the Adviser has agreed to waive its investment advisory fee and/or reimburse fund expenses to the extent necessary to limit the Acquiring Fund’s total annual fund operating expenses to 0.82% of the average daily net assets for the Acquiring Fund. For purposes of this waiver, total annual fund operating expenses include the management fee, but exclude any performance adjustments to investment advisory fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus fees paid by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses. The Acquiring Fund pays an investment advisory fee rate that may adjust up or down based on the Acquiring Fund’s performance relative to the benchmark index during a performance measurement period. Because a fee waiver can have a positive effect upon the Acquiring Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser to the extent that fees were waived or expenses were reimbursed during the performance measurement period. Amounts waived or reimbursed are not subject to recoupment by Janus Henderson. For a one-year period commencing on January 27, 2023, such waiver may be terminated only with the consent of the Board of Trustees. The Target Fund has a similar expense limit arrangement whereas the Adviser has agreed to waive its investment advisory fee and/or reimburse fund expenses to the extent necessary to limit the Target Fund’s total annual fund operating expenses to 0.83% of the average daily net assets for the Target Fund. In addition, for Class R Shares of the Target Fund, for a one-year period commencing on January 27, 2023, the Adviser has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares, pursuant to the Fund’s Transfer Agency Agreement, so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. For the fiscal year ended September 30, 2022, the Acquiring Fund’s investment advisory fee rate and fund operating expenses were greater than the expense limit so $557 in fees or expenses were waived or reimbursed.

In addition, the Adviser has agreed to cap the net annual fund operating expenses of Class R Shares, Class D Shares, and Class C Shares following the Merger so they do not exceed the net annual fund operating expenses of each corresponding share class of each Fund as of September 30, 2022. As a result, the net annual fund operating expenses of Class C, Class R, and Class D Shares will be waived to the extent they exceed 1.95%, 1.54%, and 0.95%, respectively (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses). The Adviser has committed the non-standard waiver arrangement be in effect for a period of one year following the Merger, unless extended, modified, or terminated by the Trustees. The Acquiring Fund pays an investment advisory fee rate that may adjust up or down monthly based on the Fund’s performance relative to its benchmark index during a performance measurement period. Because a fee waiver can have a positive effect upon a Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser to the extent that fees were waived or expenses were reimbursed during the performance measurement period. Amounts waived are not subject to recoupment by Janus Henderson.

Changes to asset levels of the Target Fund or the expenses and asset levels of the Acquiring Fund between the date of this Proxy Statement/Prospectus and the anticipated Closing Date for the Merger could impact the expenses shown below that will be paid by the Acquiring Fund.

TARGET FUND:

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None	None
Other Expenses	0.22%	0.23%	5.00%	0.19%	0.12%	0.45%	0.52%	0.47%
Total Annual Fund Operating Expenses	1.47%	2.23%	6.25%	1.19%	1.12%	1.95%	1.52%	1.47%
Fee Waiver	0.28%	0.28%	4.91%	0.29%	0.29%	0.41%	0.44%	0.48%
Total Annual Fund Operating Expenses After Fee Waiver	1.19%	1.95%	1.34%	0.90%	0.83%	1.54%	1.08%	0.99%

ACQUIRING FUND:

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Management Fees(1)	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None	None
Other Expenses	0.21%	0.37%	0.30%	0.16%	0.05%	0.30%	0.29%	0.19%
Total Annual Fund Operating Expenses	1.22%	2.13%	1.31%	0.92%	0.81%	1.56%	1.05%	0.95%
Fee Waiver	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.22%	2.06%	1.31%	0.92%	0.81%	1.56%	1.05%	0.95%

Janus Henderson Overseas Fund (Pro Forma):

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class R	Class T	Class D
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	0.50%	None	None
Other Expenses	0.17%	0.20%	0.29%	0.14%	0.04%	0.31%	0.29%	0.20%
Total Annual Fund Operating Expenses	1.18%	1.96%	1.30%	0.90%	0.80%	1.57%	1.05%	0.96%
Fee Waiver	0.00%	0.01%	0.00%	0.00%	0.00%	0.03%	0.00%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.95%	1.30%	0.90%	0.80%	1.54%	1.05%	0.95%

Examples:

The Examples are intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund, and the Acquiring Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same as shown above. Class C Shares automatically convert to Class A Shares after eight years. The Example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Target Fund	$689	$987	$1,306	$2,209
Acquiring Fund	$692	$940	$1,207	$1,967
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$689	$929	$1,188	$1,927
Class C Shares
Target Fund	$298	$670	$1,169	$2,351
Acquiring Fund	$309	$660	$1,138	$2,224
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$298	$615	$1,058	$2,085
Class S Shares
Target Fund	$136	$1,416	$2,664	$5,649
Acquiring Fund	$133	$415	$718	$1,579
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$133	$413	$714	$1,571
Class I Shares
Target Fund	$92	$349	$626	$1,417
Acquiring Fund	$94	$293	$509	$1,131
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$92	$288	$500	$1,111

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class N Shares
Target Fund	$85	$327	$589	$1,337
Acquiring Fund	$83	$259	$450	$1,002
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$82	$256	$446	$993
Class R Shares
Target Fund	$157	$573	$1,014	$2,242
Acquiring Fund	$159	$493	$850	$1,856
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$157	$494	$854	$1,868
Class T Shares
Target Fund	$110	$437	$787	$1,775
Acquiring Fund	$107	$334	$579	$1,283
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$107	$335	$581	$1,285
Class D Shares
Target Fund	$101	$418	$757	$1,716
Acquiring Fund	$97	$303	$525	$1,166
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$97	$306	$531	$1,180
Class A Shares
Target Fund	$689	$987	$1,306	$2,209
Acquiring Fund	$692	$940	$1,207	$1,967
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$689	$929	$1,188	$1,927
Class C Shares
Target Fund	$198	$670	$1,169	$2,351
Acquiring Fund	$209	$660	$1,138	$2,224
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$198	$615	$1,058	$2,085
Class S Shares
Target Fund	$136	$1,416	$2,664	$5,649
Acquiring Fund	$133	$415	$718	$1,579
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$133	$413	$714	$1,571
Class I Shares
Target Fund	$92	$349	$626	$1,417
Acquiring Fund	$94	$293	$509	$1,131
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$92	$288	$500	$1,111
Class N Shares
Target Fund	$85	$327	$589	$1,337
Acquiring Fund	$83	$259	$450	$1,002
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$82	$256	$446	$993

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class R Shares
Target Fund	$157	$573	$1,014	$2,242
Acquiring Fund	$159	$493	$850	$1,856
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$157	$494	$854	$1,868
Class T Shares
Target Fund	$110	$437	$787	$1,775
Acquiring Fund	$107	$334	$579	$1,283
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$107	$335	$581	$1,285
Class D Shares
Target Fund	$101	$418	$757	$1,716
Acquiring Fund	$97	$303	$525	$1,166
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)	$97	$306	$531	$1,180

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 88% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 32% of the average value of its portfolio. During the current fiscal period, it is anticipated that the Acquiring Fund’s portfolio turnover will be higher due to repositioning of the combined portfolio following the completion of the Merger.

After the Merger is completed, the portfolio managers of the Acquiring Fund may, in their discretion, sell securities acquired from the Target Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund’s brokerage costs may be higher than they otherwise would have been. Such transactions would be intended to better align the combined post-Merger portfolio with the pre-Merger portfolio of the Acquiring Fund. Brokerage commissions or other transaction costs are estimated to be approximately $1.3 million (0.042% of the pro forma combined net assets of the Target Fund and the Acquiring Fund as of January 18, 2023). The actual brokerage commissions or other transaction costs will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings at the time of the Merger, and the specific securities transferred to the Acquiring Fund. The Adviser anticipates that any sales of securities to align the portfolio holdings of the Target Fund with those of the Acquiring Fund following the Merger will result in a net capital loss to the Acquiring Fund. Accordingly, the Adviser does not anticipate that the Merger will result in adverse tax consequences to shareholders of either of the Funds (as shareholders of the Acquiring

Fund following the completion of the Merger). If, however, due to market conditions or other factors, the Acquiring Fund experiences a net capital gain in connection with the disposition of securities following the Merger, shareholders of either of the Funds (as shareholders of the Acquiring Fund following the completion of the Merger) normally would be taxed on any resulting capital gain distributions, but based on the level of Acquiring Fund’s capital loss carryforwards as of September 30, 2022, the Adviser believes that no taxable capital gains should result from the portfolio positioning.

Investment Objectives

The Target Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Acquiring Fund seeks long-term growth of capital.

Principal Investment Strategies

The Funds have substantially similar investment policies and principal investment strategies, including that both Funds are classified as “diversified,” and primarily invest in securities outside of the United States. As “diversified” Funds, each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

The following is intended to compare the Funds’ principal investment strategies. The Acquiring Fund will continue to have the same investment strategies shown below following the Merger. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

	Target Fund	Acquiring Fund
Investment Objective	The Fund long-term capital appreciation primarily through investment in equities of non-U.S. companies.	The Fund seeks long-term growth of capital.

Primary Strategy	The Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries.	The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States.

Test for Securities Outside of the U.S.	An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of	Same.

	Target Fund	Acquiring Fund
the issuer’s assets are located outside of the United States. Equity securities include common stocks and related securities, such as preferred stock and depositary receipts. The Fund may also invest in Chinese companies listed on U.S. exchanges structured as variable interest entities.

Country Exposures	The Fund may, under unusual circumstances, invest in a single country or a limited number of countries. . . However, in an attempt to reduce portfolio risks, the portfolio managers generally will invest across countries, industry groups and/or sectors.	Although the Fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country.

Market Capitalization Range	In addition, the Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.	The Fund typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.

Emerging Markets Exposure	The Fund may have significant exposure to emerging market countries.	Same.

Variable Interest Entities	The Fund may also invest in Chinese companies listed on U.S. exchanges structured as variable interest entities.	Same.
Derivatives	The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, or currencies, as substitutes for securities in which the Fund invests or to hedge portfolio risk. In particular, the Fund may invest in derivatives such as forward currency contracts to offset risks associated with currency exposure.	The Fund may take long or short positions in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the securities in which the Fund may directly invest. The types of derivatives in which the Fund may invest include options, futures, swaps, warrants, and forward currency contracts. The Fund may use derivatives to hedge, to earn

	Target Fund	Acquiring Fund
income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, to adjust the Fund’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Fund’s risk profile.

Exposure to REITs	N/A	The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity REITs, mortgage REITs, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending	N/A	The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Stock Selection	Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary contributor to the investment process. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed regularly based upon input that include an assessment of	The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

	Target Fund	Acquiring Fund
the policy environment, state of the macroeconomic cycle, market positioning, and sentiment in different regions. Assets of the Fund are allocated to teams of investment personnel, referred to as “sleeve portfolio managers,” who have experience with respect to a particular geographic region or discipline. Such allocations are made taking into account the investment styles employed by the sleeve portfolio managers and regional and sector positioning.

Sell Discipline	The Fund generally sells a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, or its revenue growth has slowed. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The portfolio managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the portfolio managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.	The portfolio managers may generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.

ESG Integration	Certain sleeve portfolio managers integrate environmental, social, and governance (“ESG”) factors by incorporating ESG information into their investment process. The sleeve portfolio managers that integrate ESG factors focus on the ESG factors they consider most likely to have a material impact on the financial performance of an issuer, which includes identifying material ESG risk factors attributable to a particular sector,	N/A

Target Fund	Acquiring Fund
industry, or issuer. Such sleeve portfolio managers believe that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance, and may engage with an issuer’s management to encourage improved ESG practices. ESG factors are one of many considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the portfolio.

For additional information on the Funds’ principal investment strategies and related risks, please refer to the “Additional Information About the Funds” section of this Proxy Statement/Prospectus and in Appendix B.

Principal Investment Risks

A Fund’s returns and yields will vary, and you could lose money. Each Fund is designed for long-term investors seeking an international equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The following is a summary of the principal risks associated with an investment in each Fund. Because the Funds have substantially similar investment objectives, investment policies, and principal investment strategies, the principal risks are also substantially similar for each Fund. Differences in risks between the Funds are noted below (an “X” indicates that the particular risk factor is included among a Fund’s principal investment risks disclosed in its prospectus.). Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Funds – Additional Risks of the Funds.” As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. This information is qualified in its entirety by the prospectuses of each Fund, which are incorporated by reference.

		Target Fund	Acquiring Fund
Principal Investment Risks	Currency Risk	X
	Depositary Receipts Risk	X
	Derivatives Risk	X	X
	Emerging Markets Risk	X	X
	ESG Integration Risk	X
	Foreign Exposure Risk	X	X
	Geographic Concentration Risk	X	X
	- Europe and United Kingdom Risk		X
	Initial Public Offering Risk	X
	Growth Securities Risk		X
	Industry and Sector Risk		X
	Issuer Concentration Risk		X
	Liquidity Risk	X	X
	Market Risk	X	X
	Portfolio Management Risk	X	X
	REITs Risk		X
	Securities Lending Risk		X
	Small- and Mid-Sized Companies Risk	X	X
	Value Investing Risk		X

Currency Risk.    Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Target Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Depositary Receipts Risk.    Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.

Derivatives Risk.    Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.

Emerging Markets Risk.    Each Fund invests in emerging market securities. Emerging markets securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, each Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that either Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Funds invest in Chinese local market securities. Foreign and emerging market risks may also be heightened to the extent the Funds have exposure to Chinese issuers through variable interest entities, which subjects the Funds to the risks associated with the underlying Chinese issuer or operating company.

ESG Integration Risk.    Certain sleeve portfolio managers of the Target Fund integrate ESG factors by incorporating ESG information into the Target Fund’s investment process. As a result, the Target Fund may have different exposures to certain industries, sectors, or regions relative to its benchmark index and/or similar funds that do not consider ESG factors. This may in turn cause the Target Fund to underperform relative to its benchmark index or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which certain sleeve portfolio managers of the Target Fund may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Target Fund to modify or alter its investment policies.

Foreign Exposure Risk.    Each Fund may have exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Geographic Concentration Risk.    To the extent either Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on each Fund’s performance.

•

Europe and United Kingdom Risk.    The Acquiring Fund is subject to certain risks related to Europe and the United Kingdom. Investments in British companies may subject the Fund to social, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

Growth Securities Risk.    Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Industry and Sector Risk.    Although the Acquiring Fund does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.

Initial Public Offering Risk.    The Target Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although IPO investments may have had a positive impact on the Target Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO investment opportunities in the future. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Concentration Risk.    The Acquiring Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.

Liquidity Risk.    Each Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, each Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Funds may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect each Fund’s value or prevent the Funds from being able to take advantage of other investment opportunities.

Market Risk.    The value of each Fund’s portfolio may decrease short-term market movements and over more prolonged market downturns. As a result, each Fund’s net asset value may fluctuate and it may be more difficult to value or sell the Fund’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Portfolio Management Risk.    Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for each Fund may fail to produce the intended results. Each Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

REIT Risk.    REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Acquiring Fund. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income.

Securities Lending Risk.    There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Acquiring Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Small- and Mid-Sized Companies Risk.    Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on each Fund’s returns, especially as market conditions change.

Value Investing Risk.    Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fund Performance

The following information provides some indication of the risks of investing in each Fund by showing how each Fund’s performance has varied over time.

Acquiring Fund:

The following information provides some indication of the risks of investing in the Acquiring Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Acquiring Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Acquiring Fund commenced operations on July 6, 2009. Class N Shares of the Acquiring Fund commenced operations on May 31, 2012.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class R Shares for periods prior to July 6, 2009, reflects the performance of the Acquiring Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

•

The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Acquiring Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class N Shares for periods prior to May 31, 2012, reflects the performance of the Acquiring Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class R Shares of the Acquiring Fund had been available during periods prior to July 6, 2009, or Class N Shares of the Acquiring Fund had been available during periods prior to May 31, 2012, the performance shown for each respective share class may have been different. The performance shown for the periods following the Acquiring Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class R Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Acquiring Fund. If sales charges were included, the returns would be lower. The table compares the Acquiring Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Acquiring Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-877-335-2687.

Annual Total Returns for Class T Shares (calendar year-end)

Best Quarter: 4th Quarter 2020 21.09% Worst Quarter: 1st Quarter 2020 –24.83%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class T Shares
Return Before Taxes	–8.82%	5.25%	3.39%	7.62%
Return After Taxes on Distributions	–8.96%	5.13%	3.01%	7.08%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–4.82%	4.26%	2.65%	6.61%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A
Class A Shares
Return Before Taxes(2)	–14.22%	3.80%	2.57%	7.26%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A
Class C Shares
Return Before Taxes(3)	–10.63%	4.18%	2.36%	6.72%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A

	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class S Shares
Return Before Taxes	–9.04%	4.98%	3.12%	7.36%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A
Class I Shares
Return Before Taxes	–8.67%	5.39%	3.52%	7.69%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A
Class N Shares
Return Before Taxes	–8.60%	5.50%	3.62%	7.71%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A
Class R Shares
Return Before Taxes	–9.30%	4.70%	2.86%	7.11%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The following information provides some indication of the risks of investing in the Acquiring Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Acquiring Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Acquiring Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Acquiring Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Acquiring Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Acquiring Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Acquiring Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Acquiring Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.

Annual Total Returns for Class D Shares (calendar year-end)

Best Quarter : 4th Quarter 2020 21.11% Worst Quarter: 1st Quarter 2020 –24.85%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (5/2/94)
Class D Shares
Return Before Taxes	–8.72%	5.34%	3.47%	7.67%
Return After Taxes on Distributions	–8.88%	5.20%	3.07%	7.11%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–4.74%	4.33%	2.72%	6.65%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	N/A

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The Acquiring Fund’s primary benchmark index is the MSCI All Country World ex-USA Index. The MSCI All Country World ex-USA Index is used to calculate the Fund’s performance fee adjustment. The index is described below.

•	The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

After-tax returns are calculated using distributions for the Acquiring Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Acquiring Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class T Shares of the Acquiring Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

After-tax returns are calculated using distributions for the Acquiring Fund’s Class D Shares for the periods following February 16, 2010; and for the Acquiring Fund’s Class J Shares, the predecessor share class, for periods prior to February 16, 2010. If Class D Shares of the Acquiring Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Acquiring Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Target Fund:

The following information provides some indication of the risks of investing in the Target Fund by showing how the Fund’s performance has varied over time. Returns shown for periods prior to June 5, 2017, are those of the Predecessor Fund, Henderson International Opportunities Fund (the “Predecessor Fund”). The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Target Fund on June 2, 2017. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class S Shares and Class T Shares of the Target Fund commenced operations on June 5, 2017.

•

The performance shown for Class A Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class C Shares for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class R Shares for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance shown for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class I Shares for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund and is calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance shown for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class N Shares for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund and is calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance shown for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class S Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

•

The performance shown for Class T Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Returns of the Target Fund will be different from the Predecessor Fund as they have different expenses.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Target Fund. If sales charges were included, the returns would be lower. The table compares the Target Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Target Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Target Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling1-877-335-2687.

Annual Total Returns for Class A Shares (calendar year-end)

Best Quarter: 2nd Quarter 2020 17.00% Worst Quarter: 1st Quarter 2020 –22.31%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class A Shares(1)
Return Before Taxes	–23.80%	–2.05%	2.93%	6.27%
Return After Taxes on Distributions	–24.61%	–4.13%	1.75%	5.50%
Return After Taxes on Distributions and Sale of Fund Shares(2)	–13.51%	–1.58%	2.32%	5.34%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%
Class C Shares
Return Before Taxes(3)	–20.44%	–1.54%	2.79%	5.79%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%
Class S Shares
Return Before Taxes	–18.99%	–0.83%	3.52%	6.56%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%
Class I Shares
Return Before Taxes	–18.92%	–0.59%	3.84%	6.76%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%
Class N Shares
Return Before Taxes	–18.89%	–0.53%	3.78%	6.68%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%
Class R Shares
Return Before Taxes	–19.33%	–1.11%	3.26%	6.33%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%

	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class T Shares
Return Before Taxes	–19.05%	–0.75%	3.61%	6.60%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%

(1)	Fund returns calculated assuming maximum permitted sales loads.
(2)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The following information provides some indication of the risks of investing in the Target Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on June 5, 2017. The performance shown for Class D Shares for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund on June 2, 2017. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the merger automatically exchanged for Class D Shares of the Fund following the merger. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the performance shown may have been different because the Fund and the Predecessor Fund have different expenses. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Target Fund’s (and the Predecessor Fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janushenderson.com/allfunds or by calling 1-800-525-3713.

Annual Total Returns for Class D Shares (calendar year-end)

• Best Quarter: 2nd Quarter 2020 17.08% Worst Quarter: 1st Quarter 2020 –22.28%

Average Annual Total Returns (periods ended 12/31/22)

	1 Year	5 Years	10 Years	Since Inception (8/31/01)
Class D Shares
Return Before Taxes	–18.97%	–0.67%	3.66%	6.62%
Return After Taxes on Distributions	–19.84%	–2.84%	2.44%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–10.61%	–0.56%	2.91%	5.66%
MSCI All Country World ex-USA IndexSM (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)	–16.00%	0.88%	3.80%	5.36%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

The Target Fund’s primary benchmark index is the MSCI All Country World ex-USA Index. The index is described below.

•	The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class A Shares of the Target Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class A Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

After-tax returns are calculated using distributions for the Predecessor Fund’s Class A Shares for the period prior to June 5, 2017. If Class D Shares of the Fund had been available during periods prior to June 5, 2017, the distributions used to calculate the after-tax returns may have been different. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

Management of the Funds

Investment Adviser:    Janus Henderson is the investment adviser for the Acquiring Fund and the Target Fund and will remain the investment adviser of the Acquiring Fund after the Merger.

Portfolio Management:    The Acquiring Fund’s investment personnel will continue to manage the Acquiring Fund after the Merger. For more information about each Fund’s investment personnel, please refer to “Other Comparative Information about the Funds – Investment Personnel.”

Purchase and Sale of Acquiring Fund Shares

Minimum Investment Requirements

Class A Shares, Class C Shares*, Class S Shares, Class R Shares, and Class T Shares	Acquiring Fund
Non-retirement account	$2,500	**
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with the Fund)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500	†
• certain tax-advantaged accounts or UGMA/UTMA accounts	$500	†
Class N Shares
Retirement investors (investing through an adviser-assisted, employer-sponsored retirement plan)	None
Retail investors (investing through a financial intermediary omnibus account)	$2,500	***
Institutional investors (investing directly with the Fund)	$1,000,000
Class D Shares
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

†

Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

*	The maximum purchase in Class C Shares is $500,000 for any single purchase.
**

Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.

***	Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

All Share Classes Other Than Class D Shares:    Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors who established Class I Shares accounts before August 4, 2017. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in each Fund’s Prospectus, which is incorporated by reference herein, and available upon request.

Class D Shares:    You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janushenderson.com/individual. You may conduct transactions by mail (Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by a Fund or its agents prior to the close of the trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in each Fund’s Prospectus, which is incorporated by reference herein, and available upon request.

Tax Information

Each Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class R Shares, or Class T Shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), each Fund or its distributor (or its affiliates) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment or to recommend one share class over another. There is some regulatory uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class I Shares where a financial intermediary has imposed its own sales charges or transaction fees. As a result, based on future regulatory developments, such payments may be terminated, or a Fund may prohibit financial intermediaries from imposing such sales charges or transaction fees in connection with Class I Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

THE MERGER

The Plan

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates: (i) the Acquiring Fund’s acquisition of all or substantially all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any; (ii) the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the complete termination and liquidation of the Target Fund.

The value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined as of the close of trading on the NYSE on the Closing Date (the “Valuation Time”), after the declaration by the Target Fund of distributions, if any, on the Closing Date and will be determined in accordance with the valuation methodologies described in the Funds’ currently effective prospectuses and Statement of Additional Information (“SAI”). The Plan provides that the Adviser will bear the fees and costs related to the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. In connection with the Merger, it is estimated that a portion of the Target Fund’s portfolio assets will be sold after the Merger. This may result in the Acquiring Fund incurring brokerage commissions or other transaction costs after the Merger, as described below.

The estimated costs of the Merger do not include brokerage commissions or other transaction costs, and such amounts will be borne by the Acquiring Fund (and indirectly borne by the Acquiring Fund’s shareholders). Such brokerage commissions or other transaction costs are estimated to be $1.3 million (0.042% of the pro forma combined net assets of the Target Fund and the Acquiring Fund as of January 18, 2023). The actual brokerage commissions or other transaction costs will vary depending upon market conditions, shareholder activity, the Target Fund’s portfolio holdings at the time of the Merger, and the specific securities transferred to the Acquiring Fund. While the Adviser anticipates that any sales of securities to align the portfolio holdings of the Target Fund with those of the Acquiring Fund following the Merger will result in a net capital loss to the Acquiring Fund, if, due to market conditions or other factors, the Acquiring Fund experiences a net capital gain in connection with the disposition of securities following the Merger, shareholders of either of the Funds (as shareholders of the Acquiring Fund following the completion of the Merger) will be taxed on any resulting capital gain distributions. The Closing Date is expected to be on or about [June 2, 2023], or as soon as practicable thereafter.

The Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Merger, so that each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated. The number of shares to be issued will be determined by the relative net asset value of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund. Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will be equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Merger.

The closing of the Merger is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund. The Plan also requires receipt of a tax opinion from [●](“[●]”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Plan inadvisable. Please review the Plan, included as Appendix A attached hereto, carefully.

Reasons for the Merger

The Adviser believes that Target Fund shareholders (as shareholders of the Acquiring Fund following the completion of the Merger) may benefit from being shareholders of one larger combined international equity fund, creating the potential for broader asset growth and a more stable asset base while realizing portfolio management and operational efficiencies. The Adviser also believes that Target Fund shareholders may benefit from the centralized research approach employed by the Acquiring Fund, which differs from the multi-sub-portfolio approach employed by the Target Fund wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas. The Adviser is also seeking to streamline its International Equity offerings for better positioning within the marketplace. The Funds have similar investment objectives of long-term growth of capital/capital appreciation and substantially similar investment policies and principal investment strategies, and both primarily invest in securities of companies from countries outside of the United States. Each Fund is classified as “diversified” under the 1940 Act, meaning each Fund may not, with respect to 75% of their total assets, invest more than 5% of their total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. In addition, the Adviser believes that Target Fund shareholders may benefit from the waiver arrangement wherein the Adviser has agreed to cap the net annual fund operating expenses of Class R Shares, Class D Shares, and Class C Shares following the Merger so they do not exceed the net annual fund operating expenses of each corresponding share class of each Fund as of September 30, 2022. As a result, the net annual fund operating expenses of Class C, Class R, and Class D Shares will be waived to the extent they exceed 1.95%, 1.54%, and 0.95%, respectively (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses). The Adviser has committed for this arrangement to be in effect for a period of one year following the Merger, unless extended, modified, or terminated by the Board of Trustees.

The Adviser met with the Trustees on November 8, 2022, December 14, 2022, and January 27, 2023 to discuss the Plan and the Merger. At each meeting, the Trustees also discussed the Plan and the Merger with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. The Trustees also considered information regarding each of the Funds received from the Adviser and the Trustees’ independent fee consultant during the course of the Trustees’ regular board meetings.

At a meeting of the Board of Trustees held on January 27, 2023, the Trustees approved the Plan after determining that (1) the Merger is in the best interests of the Funds; and (2) the Merger will not dilute the interests of existing shareholders of the Funds. In determining whether to approve the Merger on behalf of the Funds, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Board noted that the Funds have similar investment objectives, policies, and risks. The Board noted that each Fund is a diversified fund that invests primarily in securities of companies outside of the United States. In addition, each Fund may invest in companies of any market capitalization. The Board considered the anticipated repositioning of the Target Fund’s and/or Acquiring Fund’s portfolio in connection with the Merger, and the transaction costs associated with such repositioning. Because the Funds have substantially similar investment strategies, the Board considered that the principal risks of each Fund are also substantially similar.

Investment Personnel and Approach.    The Board considered that the Adviser will continue to serve as investment adviser to the Acquiring Fund upon the completion of the Merger. The Board also considered that the portfolio managers of the Acquiring Fund would manage the Acquiring Fund upon the completion of the Merger, and that the lead portfolio manager of the Target Fund also serves as the lead portfolio manager of the Acquiring Fund and is expected to continue to serve in such capacity following the Merger. Additionally, the Board considered that while the Adviser employs an underlying sleeve approach for the Target Fund, with sub-portfolio managers, the Acquiring Fund is directly managed by the Adviser’s portfolio management personnel.

Historical Performance Record.    The Board considered that the Acquiring Fund upon the completion of the Merger would maintain the historical track record of the Acquiring Fund. The Board considered the historical performance record of the Acquiring Fund on an absolute basis, relative to its benchmark, and relative to the Target Fund, noting more favorable performance of the Acquiring Fund as compared to the Target Fund for the one-, three-, and five-year periods ended September 30, 2022.

Potential Benefits to Target Fund Shareholders. The Board considered that, in the Adviser’s view, Target Fund shareholders may benefit from the Merger (as shareholders of the Acquiring Fund following the Merger), as a result of the centralized research approach employed by the Acquiring Fund, which differs from the multi-sub-portfolio approach employed by the Target Fund wherein underlying sleeve sub-portfolio managers focus on their highest conviction ideas.

Asset Base of the Acquiring Fund.    The Board considered how the Acquiring Fund is expected to have a larger asset base following the Merger, which creates the potential for a more stable fund asset base over time as compared to the Target Fund on a stand-alone basis, and may provide for a greater opportunity for the Acquiring Fund to invest at scale in its current portfolio holdings and in new holdings.

Comparative Expense Structure.    The Board considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the completion of the Merger) on a gross basis and a net basis, taking into account waivers and reimbursements. The Board considered the expected larger asset base for the Acquiring Fund following the completion of the Merger, which creates the potential for a more stable fund asset base over time as compared to either of the Funds on a stand-alone basis. Additionally, the Board took into account the differences in advisory fee structure between the Funds. Specifically, the Board considered that the Target Fund’s advisory fee schedule contains breakpoints and the Acquiring Fund employs a performance fee arrangement. The Board also considered that there is currently a transfer agency fee waiver in place for Class R Shares of the Target Fund that is not in effect for the Acquiring Fund. While the Acquiring Fund will retain its fee and expense structure following the Merger, the Board considered that the Adviser has agreed to a fee waiver arrangement in connection with the Merger. In this connection, the Board considered the anticipated expenses of the Acquiring Fund following the completion of the Merger, including the Adviser’s commitment, for a one-year period following the Merger, to cap the net annual fund operating expenses of Class R Shares, Class D Shares, and Class C Shares following the Merger so they do not exceed the net annual fund operating expenses of each corresponding share class of each Fund as of September 30, 2022. As a result, the net annual fund operating expenses of Class C, Class R, and Class D Shares will be waived to the extent they exceed 1.95%, 1.54%, and 0.95%, respectively (excluding any performance fee adjustments, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), networking/omnibus fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses).

Reasons for the Merger.    The Board considered that the Merger was being proposed as part of the Adviser’s efforts to streamline its product line, which creates the potential for broader asset growth and the potential for lower fund operating expenses while realizing portfolio management and operational efficiencies.

Future of the Target Fund Absent a Merger.    The Board considered the future of the Target Fund absent a merger, and how the Adviser may recommend the liquidation or repositioning of the Target Fund.

Terms of the Merger and Impact on Shareholders.    The Board considered that the terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in dollar value as of the Valuation Time to the aggregate net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards.    The Merger will be structured with the intention that it qualifies as a tax-free reorganization for U.S. federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the impact of the Merger on any estimated capital loss carryforwards of the Funds and applicable limitations of U.S. federal income tax rules.

Expected Costs of the Merger.    The Board considered the terms and conditions of the Agreement, including that the Agreement provides that Janus Henderson will bear the costs associated with the Merger, other than costs incurred to reposition the Acquiring Fund’s portfolio after the Merger. In this regard, the Board also considered the extent to which a portion of these repositioning costs were expected to be offset by cost savings resulting from the Merger.

Potential Benefits to the Adviser and Affiliates.    The Board recognized that the Merger may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, an immaterial reduction in the level of operational expenses incurred for administrative and compliance services as a result of the elimination of the Target Fund as a separate fund. The Merger is not expected to result in a material change to the profitability of the Acquiring Fund or the Adviser.

Conclusion.    The Board approved the Merger, concluding that such Merger is in the best interests of the Target Fund and Acquiring Fund and that the interests of existing shareholders of such Funds will not be diluted as a result of the Merger.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Merger that the Acquiring Fund and Target Fund receive an opinion from [●], dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of ●] will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, [●] will also rely upon certain representations of the management of each Fund and assume, among other things, that the Merger will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Merger does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Merger qualifies as a reorganization, the U.S. federal income tax consequences of the Merger can generally be summarized as follows:

•

no gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to Target Fund shareholders in exchange for their shares of the Target Fund, except that, immediately prior to the Merger, the Target Fund may be required to “mark-to-market” and thus recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

•

the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Target Fund immediately prior to the Merger, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund; no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund; no gain or loss will be recognized by shareholders of the Target Fund upon the receipt of the

Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their Target Fund shares; and

•

the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged were held by such shareholder.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund.

Prior to the Closing Date, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the closing date, which may be, but is likely not to be, attributable to portfolio transitioning. This distribution generally would be taxable to shareholders that are subject to tax.

The Acquiring Fund will inherit capital loss carryforwards (and certain unrealized built-in losses), if any, of the Target Fund, which may be subject to tax loss limitation rules for the Target Fund if it undergoes an “ownership change” for U.S. federal income tax purposes as a result of the Merger. In that event, the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning on the Closing Date of the Merger, the Acquiring Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund. Due to the operation of the foregoing tax loss limitation rules, it is possible that shareholders of the Target Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Merger.

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders of the Target Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Merger.

Shareholder Rights

The Acquiring Fund and the Target Fund are each organized as a separate series of the Trust, a Massachusetts business trust, and are governed by the same Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (the “Trust Instrument”) and Bylaws (together with the Trust Instrument, the “Governing Documents”). As such, there are no key differences in the rights of shareholders of the Funds. The rights of shareholders of each Fund are the same.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of December 31, 2022 for the Target Fund and the Acquiring Fund, as well as pro forma capitalization for the Acquiring Fund, assuming the Merger was completed as of December 31, 2022. This table is for informational purposes only. If the Merger is consummated, the capitalization is likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Funds and changes to net asset values of the Funds between December 31, 2022 and the closing date of the Merger.

	Target Fund	Acquiring Fund	Adjustments(1)	Janus Henderson Overseas Fund (Pro Forma)
Class A Shares
Net Assets	$199,738,347.13	$22,269,050.62	—	$222,007,397.74
Net Asset Value Per Share	$18.26	$40.00	—	$40.00
Shares Outstanding	10,938,915	556,777	4,993,459	5,550,236
Class C Shares
Net Assets	$17,553,696.06	$3,703,286.02	—	$21,256,982.09
Net Asset Value Per Share	$16.78	$39.34	—	$39.34
Shares Outstanding	1,046,275	94,131	446,205	540,336
Class S Shares
Net Assets	$57,681.18	$117,922,703.23	—	$117,980,384.41
Net Asset Value Per Share	$18.22	$39.66	—	$39.66
Shares Outstanding	3,166	2,973,332	1,454	2,974,786
Class I Shares
Net Assets	$356,845,743.54	$720,955,164.33	—	$1,077,800,907.87
Net Asset Value Per Share	$18.17	$39.66	—	$39.66
Shares Outstanding	19,641,097	18,179,811	8,997,623	27,177,434
Class N Shares
Net Assets	$59,965,836.98	$116,246,033.05	—	$176,211,870.03
Net Asset Value Per Share	$18.13	$39.45	—	$39.45
Shares Outstanding	3,307,115	2,946,958	1,520,047	4,467,004
Class R Shares
Net Assets	$1,691,774.14	$21,391,715.15	—	$23,083,489.28
Net Asset Value Per Share	$17.85	$39.39	—	$39.39
Shares Outstanding	94,771	543,025	42,949	585,974
Class T Shares
Net Assets	$1,067,332.29	$469,115,982.88	—	$470,183,315.17
Net Asset Value Per Share	$18.27	$39.62	—	$39.62
Shares Outstanding	58,424	11,839,379	26,939	11,866,318
Class D Shares
Net Assets	$2,683,423.13	$619,491,946.54	—	$622,175,369.67
Net Asset Value Per Share	$18.16	$39.55	—	$39.55
Shares Outstanding	147,798	15,662,032	67,849	15,729,881
Total Net Assets	$639,603,834	$2,091,095,882	—	$2,730,699,716

Total Shares Outstanding	35,237,560	52,795,445	16,096,525	68,891,971

(1)	“Adjustments” reflect the issuance of shares of the Acquiring Fund to Target Fund investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies

The Funds have similar investment objectives. The Target Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Acquiring Fund seeks long-term growth of capital. The Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify its shareholders in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when pursuing its investment objective. This section also describes investment strategies and policies that a Fund may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time. Except for the Funds’ policies with respect to investments in illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Proxy Statement/Prospectus and/or the Funds’ SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” in Appendix D to this Proxy Statement/Prospectus includes descriptions of investment terms used throughout the Proxy Statement/Prospectus. The strategies and policies of the Acquiring Fund will apply following the Merger.

Security Selection.    The Target Fund pursues its investment objective by investing, under normal circumstances, approximately 70% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies and in at least three different countries. Security selection may be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Certain sleeve portfolio managers integrate environmental, social, and governance (“ESG”) factors by incorporating ESG information into their investment process. The sleeve portfolio managers that integrate ESG factors focus on the ESG factors they consider most likely to have a material impact on the financial performance of an issuer, which includes identifying material ESG risk factors attributable to a particular sector, industry, or issuer. Such sleeve portfolio managers believe that an issuer’s ESG practices may have an impact, positive or negative, on the issuer’s long-term financial performance, and, at their discretion, may engage with an issuer’s management to encourage improved ESG practices.

The Target Fund will generally consider selling a stock when, in the portfolio managers’ opinion, there is a deterioration in the company’s fundamentals, the company fails to meet performance expectation, the stock achieves its target price, its earnings are disappointing, or its revenue growth has slowed. The Target Fund will also consider selling a stock if the portfolio managers believe that negative country or regional factors may affect the company’s outlook, in the portfolio managers’ opinion, a superior investment opportunity arises or to meet cash requirements.

The Acquiring Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Acquiring Fund’s investment policies. The portfolio managers will generally consider selling a security when, among other things, the security no longer reflects the portfolio managers’ investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.

Cash Position.    The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment policies. As a result, the Fund may not achieve its investment objective.

Consideration of ESG Factors.    The Acquiring Fund’s portfolio managers may consider one or more environmental, social, or governance (“ESG”) factors alongside other fundamental characteristics considered in the investment research process. In the Acquiring Fund’s portfolio managers’ view, ESG factors, along with other attributes relevant to fundamental analysis, could potentially impact investment risk and/or returns. The identification of an ESG risk factor will not necessarily exclude a particular security or sector that, in the Acquiring Fund’s portfolio managers’ view, is otherwise suitable for investment. To facilitate the assessment of ESG factors, the Acquiring Fund’s portfolio managers use a mix of third-party data and internally generated analyses and may engage directly with companies. ESG factors may or may not be relevant or considered for each and every investment decision depending on a portfolio manager’s and/or investment personnel’s perspective. The Acquiring Fund’s portfolio managers may assess the relevance of ESG factors to their fundamental research process differently across issuers, sectors, regions, and asset classes.

Derivatives.    Each Fund may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. The Funds may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.

Emerging Markets.    Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. For Janus Henderson Emerging Markets Fund, such countries include any country that has been considered by the World Bank, the International Finance Corporation or the United Nations to be developing and/or any country that is included in the MSCI Emerging Markets Index, which measures the equity market performance of developing markets.

Illiquid Investments.    A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Initial Public Offerings and Secondary Offerings.    The Target Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. The Target Fund may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.

Leverage.    Each Fund’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Fund.

Portfolio Turnover.    In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), the nature of a Fund’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Funds.

REITs and Real Estate-Related Securities.    The Acquiring Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.

Securities Lending.    The Acquiring Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Acquiring Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Acquiring Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Acquiring Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Acquiring Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Acquiring Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Acquiring Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Acquiring Fund. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales.    The Funds may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. Each Fund’s gross notional exposure to short positions may not exceed 10% of the Fund’s net assets.

The Funds may also engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. The Funds may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.

A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.

The Funds may enter into a derivatives transaction to obtain short investment exposure to a reference asset. If the value of the reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Funds to credit risk, counterparty risk, and leverage risk.

Swap Agreements.    Certain Funds may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their portfolios from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

[Other Types of Investments.    Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies that are not intended to be principal investment strategies of that Fund. If successful, they may benefit the Funds by earning a return on the Fund’s assets or reducing risk; however, they may not achieve a Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, sovereign debt, and debentures)

•	other investment companies (such as exchange-traded funds (“ETFs”))

•	preferred stocks and securities convertible into common stocks or preferred stocks

•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

•	equity and fixed-income securities issued in private placement transactions.]

For a description of each Fund’s investment policies, refer to the Funds’ prospectuses, which are incorporated by reference herein, and available upon request without charge.

Fundamental Investment Policies and Restrictions

The Funds have certain additional fundamental investment policies and restrictions that can only be changed with shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. If Target Fund shareholders approve the Merger, they will become shareholders in the Acquiring Fund, which will continue to have the same fundamental investment restrictions described below and thus will no longer be shareholders in a fund that can borrow money for purposes of leveraging and investment. The following are fundamental investment policies and restrictions of the Funds. This information is qualified in its entirety by the Funds’ SAI, which is incorporated by reference insofar as it relates to the Funds:

(1)

With respect to 75% of its total assets, each Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by

U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:

(2)	invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities);

(3)

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities);

(4)

lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests);

(5)	act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities;

(6)	invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses;

(7)	The Acquiring Fund may not:

borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.

(8)	The Target Fund may not:

borrow money or issue “senior securities,” in each case except as permitted under the 1940 Act.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

Each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

Additional investment policies and restrictions of the Funds, which are not fundamental, are set forth in Appendix B.

Additional Risks of the Funds

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in a core group of common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds. This information also includes descriptions of other risks a Fund may be subject to as a result of additional investment strategies and general policies that may apply to the Fund. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before voting on the Plan, you should consider carefully the risks that you assume when investing in the Funds.

For a complete description of each Fund’s risks, refer to each Fund’s prospectus, which is incorporated by reference herein, and available upon request without charge.

Counterparty Risk.    Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Derivatives Risk.    Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage.

The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.

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Currency Futures Risk.    Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the over-the-counter market. The use of currency futures contracts may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.

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Forward Foreign Currency Exchange Contract Risk.    Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Fund’s performance. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Fund from divesting of a forward currency contract at the optimal time and may adversely affect a Fund’s returns and net asset value.

Emerging Markets Risk.    Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.

The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities. Some of the risks of investing directly in emerging market securities may be reduced when a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks.

Emerging market countries in which a Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.

ESG Integration Risk.    Certain sleeve portfolio managers of the Target Fund integrate ESG factors by incorporating ESG information into the Fund’s investment process. As a result, the Target Fund may have different exposures to certain industries, sectors, or regions relative to their benchmark indexes and/or similar funds that do not consider ESG factors. This may in turn cause the Target Fund to underperform relative to their benchmark indexes or similar funds that do not consider ESG factors. In addition, information related to ESG factors provided by issuers and third parties, upon which certain sleeve portfolio managers for the Target Fund, may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the regulatory landscape regarding ESG investing in the United States is still developing and future rules and regulations may require the Target Fund to modify or alter its investment policies.

Eurozone Risk.    A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a

Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Foreign Exposure Risk.    Each Fund invests in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Some of the risks of investing directly in foreign securities may be reduced to the extent that a Fund invests indirectly in such securities through various other investment vehicles including derivatives, but such investments also involve other risks. Additionally, such risk may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include currency risk, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs.

Industry and Sector Risk.    Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. A Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Fund’s exposure to industry and sector risk.

Inflation Risk.    Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investment in a Fund. Fund shareholders’ expectation of future inflation can also impact the current value of a Fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Initial Public Offering and Secondary Offering Risk.    A Fund’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Funds, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Funds’ performance in the past, there can be no assurance that the Funds will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

A Fund may purchase shares in secondary offerings. Secondary offerings may expose a Fund to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a fund to the extent that it has a small asset base and the fund may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk.    Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk.    A Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in restricted securities that are deemed to be illiquid investments.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value, may increase brokerage costs, and may result in taxable capital gains.

Market Risk.    The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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COVID-19 Pandemic.    The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including the Adviser.

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Russia/Ukraine Invasion.    Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Portfolio Management Risk.    The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Private Placements and Other Restricted Securities Risk.    Investments in private placements and other restricted securities could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other restricted security.

REIT Risk.    To the extent that a Fund holds REITs and REIT-like entities it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments, however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.

Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.

Small- and Mid-Sized Companies Risk.    A Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.

Sovereign Debt Risk.    A Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Value Investing Risk.    The Acquiring Fund may invest in value stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected by the portfolio managers.

Variable Interest Entities (“VIEs”) Risk.    In seeking exposure to Chinese issuers, the Funds may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” present additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as the Funds, to obtain exposure to a Chinese operating company, through a contractual agreement, without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.

Other Comparative Information about the Funds

Investment Adviser

Janus Henderson, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Acquiring Fund and the Target Fund and will continue as the investment adviser to the Acquiring Fund following the Merger. The Adviser also provides certain management and administrative services and is responsible for other business affairs of the Funds and will provide the same services to the Acquiring Fund following the Merger.

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain sub-advisers to manage all or a portion of a fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned sub-advisers”).

Pursuant to the order, the Adviser, with the approval of the Board of Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate,

reallocate a Fund’s assets among the Adviser and any other non-affiliated subadvisers (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser). The Adviser, subject to oversight and supervision by the Board of Trustees, would have responsibility to oversee any subadviser(s) to a Fund and to recommend for approval by such Trustees, the hiring, termination, and replacement of a sub-adviser for a Fund. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

Shareholders of the Target Fund have approved the use of a manager-of-managers structure.

The Adviser furnishes certain administration, compliance, and accounting services for the Funds, and will furnish such services to the Acquiring Fund following the Merger, and is reimbursed by such Fund for certain of its costs in providing those services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser employees and Fund officers, including the Funds’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Funds. The Funds pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Funds. These arrangements are anticipated to remain in place with respect to the Acquiring Fund following the Merger.

Management Expenses

Each Fund pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (Rule 12b-1 fees), administrative services fees and out-of-pocket expenses payable pursuant to the transfer agency agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Following the Merger, the Acquiring Fund will pay the Adviser an investment advisory fee rate that is identical to the investment advisory fee rate currently paid by the Acquiring Fund to the Adviser, subject to any waivers agreed to by the Adviser. The primary difference in the fee structure between the Funds is the investment advisory fee structure, as the Target Fund’s advisory fee schedule contains breakpoints and the Acquiring Fund employs a performance fee arrangement.

The following table reflects the Acquiring Fund’s contractual investment advisory fee rate, as well as the actual investment advisory fee rate paid by the Acquiring Fund to the Adviser (gross and net of fee waivers, if applicable) for the fiscal year ended September 30, 2022. The Acquiring Fund’s base investment advisory fee rate paid to the Adviser, prior to any performance adjustment, is an annual rate of 0.64% of the Fund’s average daily net assets (the “Base Fee Rate”), as shown in the second column.

The Base Fee Rate adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Acquiring Fund’s performance relative to its benchmark index, the MSCI All Country World ex-USA IndexSM, during a performance measurement period, which is the 36-month period preceding the end of the month for which the fee is calculated (the “Performance Adjustment”). The third column shows the full performance rate for outperformance or underperformance during the performance measurement period relative to the Acquiring Fund’s benchmark index. The Acquiring Fund has a full performance rate of ±7.00%. The fourth column shows the performance-adjusted investment advisory fee rate, which is equal to the Acquiring Fund’s Base Fee Rate, plus or minus the Performance Adjustment over the 36-month performance measurement period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Acquiring Fund’s Base Fee Rate, plus or minus the Performance Adjustment over the period, and includes any applicable fee waiver, for the fiscal year ended September 30, 2022.

As an example, if the Acquiring Fund outperformed the MSCI All Country World ex-USA Index over the performance measurement period by 8.50%, the investment advisory fee rate would increase by a full 0.15% (assuming constant assets). Conversely, if the Acquiring Fund underperformed the MSCI All Country World ex-USA Index over the performance measurement period by 8.50%, the investment advisory fee rate would decrease by a full 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the investment advisory fee rate of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the Acquiring Fund’s SAI, which is incorporated by reference herein.

Fund Name	Base Fee Rate (%)	Full Outperformance/ Underperformance vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Investment Advisory Fee Rate (%)
Acquiring Fund	0.64	±7.00	0.76	0.76	(1)
Janus Henderson Overseas Fund (pro forma assuming consummation of the Merger)(2)	0.64	±7.00	0.76	0.76	(1)

(1)

Reflects any fee waivers agreed to by the Adviser as described in this Proxy Statement/Prospectus. A waiver and any applicable performance adjustment are not reflected in the base fee rate shown. The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the performance adjustment component of the performance-based advisory fee rate.

(2)	On a pro forma basis assuming consummation of the Merger as of the first day of the fiscal year ended September 30, 2022.

The Target Fund’s investment advisory fee structure is not based on the Target Fund’s performance. The Target Fund pays a contractual investment advisory fee to the Adviser at a fixed rate based on the Target Fund’s average daily net assets. The following table reflects the Target Fund’s contractual investment advisory fee rate (expressed at an annual rate), as well as the actual investment advisory fee rate paid by the Target Fund to the Adviser (gross and net of fee waivers, as applicable) for the fiscal year ended September 30, 2022. For the fiscal year ended September 30, 2022, the Target Fund paid an investment advisory fee to the Adviser at the annual rate of 1.00%. No portion of the Target Fund’s investment advisory fee is based on performance.

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (gross of fees)	Actual Investment Advisory Fee Rate (%) (net of waivers)
First $2 Billion	1.00	1.00	0.74	(1)
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

(1)	Reflects any fee waivers agreed to by the Adviser as described in this Proxy Statement/Prospectus.

Acquiring Fund – Additional Information about Investment Advisory Fee Structure

The Acquiring Fund’s investment advisory fee rate is determined by calculating the Base Fee Rate and applying the Performance Adjustment (described in further detail below). The Performance Adjustment either increases or decreases the base fee depending on how well the Acquiring Fund has performed relative to the MSCI All Country ex-USA Index, its benchmark.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to the Adviser by the Acquiring Fund consists of two components: (1) the Base Fee Rate, plus or minus (2) the Performance Adjustment calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the previous 36 months. The performance measurement period is a rolling 36-month period.

No Performance Adjustment is applied unless the difference between the Acquiring Fund’s investment performance and the cumulative investment record of the Benchmark is 0.50% or greater (positive or negative) during the previous 36 months. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Acquiring Fund outperforms or underperforms the Benchmark. Because the Performance Adjustment is tied to the Acquiring Fund’s performance relative to the Benchmark (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Acquiring Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Acquiring Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Acquiring Fund is calculated net of expenses, whereas the Fund’s Benchmark does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Acquiring Fund and the Benchmark. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the Acquiring Fund.

The application of a fee waiver or expense limit, if any, can have a positive effect upon the Acquiring Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of investment advisory fees waived by the Adviser.

The investment performance of the Acquiring Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether the Target Fund’s performance was above or below the MSCI All Country ex-USA Index by comparing the investment performance of the Target Fund’s load-waived Class A Shares against the cumulative investment record of the MSCI All Country ex-USA Index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Acquiring Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of the Acquiring Fund relative to the record of the MSCI All Country ex-USA Index and future changes to the size of the Acquiring Fund.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The Funds’ reports are available free of charge at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

Target Fund Investment Personnel

The Target Fund’s sleeve portfolio managers select investments for the Target Fund. George P. Maris, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Equity Security Selection Oversight – George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson. Mr. Maris is Executive Vice President and Lead Portfolio Manager of the Target Fund. Mr. Maris has been a member of the Fund’s portfolio management team since November 2022. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris joined the Adviser in 2011. He holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. Mr. Maris holds the Chartered Financial Analyst designation.

Asset Allocation Strategist – Paul O’Connor is Head of Multi-Asset of Janus Henderson. Mr. O’Connor is Executive Vice President and Portfolio Manager of the Target Fund and he supports Mr. Maris in the allocation of the assets of the Target Fund. He has been a member of the Target Fund’s portfolio management team since April 2016. Mr. O’Connor is also Portfolio Manager for other Janus Henderson accounts. He holds a first class Bachelor of Arts (Hons) degree in Economics and a Master of Science degree in Economics from the London School of Economics.

Acquiring Fund Investment Personnel

Co-Portfolio Managers George P. Maris and Julian McManus are responsible for the day-to-day management of the Acquiring Fund. Mr. Maris, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

George P. Maris, CFA, is Co-Head of Equities – Americas of Janus Henderson. Mr. Maris is Executive Vice President and Lead Portfolio Manager of the Acquiring Fund, which he has managed or co-managed since August 2012 and January 2016, respectively. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Maris holds a Bachelor of Arts degree in Economics from Swarthmore College, a Juris Doctor from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.

Julian McManus is Executive Vice President and Co-Portfolio Manager of the Acquiring Fund, which he has co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in December 2004. Mr. McManus holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.

The Funds’ SAI, dated January 27, 2023, which is incorporated by reference herein, provides information about the compensation structure for each Fund’s portfolio managers and/or investment personnel, and other accounts managed, as well as the aggregate range of their individual ownership of securities of the specific fund(s) they manage and certain other mutual funds advised by the Adviser, as the case may be.

Financial Highlights

The financial highlights for each Fund are incorporated herein by reference to each Fund’s annual report for the fiscal year ended September 30, 2022.

Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. To the extent that a Fund is an underlying fund in a Janus Henderson “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus Henderson “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio. The impact of these transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a Fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ combined SAI, which is incorporated by reference herein.

Pricing of Fund Shares

The Funds calculate their respective NAV per share at the close of the trading session of the NYSE (normally 4:00 p.m. Eastern Time) each business day. For additional information about calculation of NAV, please refer to Appendix C to this Proxy Statement/Prospectus.

Purchase of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to purchases is available in Appendix C to this Proxy Statement/Prospectus.

Redemption of Fund Shares

A detailed description of the Acquiring Fund’s policy with respect to redemptions is available in Appendix C to this Proxy Statement/Prospectus.

Dividends and Distributions

A detailed description of the Acquiring Fund’s policy with respect to dividends and distributions is available in Appendix C to this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

A detailed description of the Acquiring Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C to this Proxy Statement/Prospectus.

Tax Consequences

A detailed description of the U.S. federal income tax consequences of buying, holding, exchanging, and selling the Acquiring Fund’s shares is available in Appendix C to this Proxy Statement/Prospectus.

Distribution Arrangements

A detailed description of the Acquiring Fund’s distribution arrangements, which is identical to the Target Fund’s distribution arrangements, is available in Appendix C to this Proxy Statement/Prospectus.

For a description of the Target Fund’s policies with respect to pricing, purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to the Target Fund’s prospectus, which is incorporated herein by reference and available upon request without charge.

Trustees and Officers

The following individuals comprise the Board of Trustees of the Trust: Alan A. Brown, Cheryl D. Alston, William D. Cvengros, Raudline Etienne, Darrell B. Jackson, William F. McCalpin, Gary A. Poliner, and Diane L. Wallace. Each Trustee is independent of the Adviser, Janus Henderson Distributors, and the Trust. The officers of the Trust are disclosed in the Funds’ SAI, which is incorporated herein by reference and has been filed with the SEC.

Independent Registered Public Accounting Firm

[to be updated by amendment]

Charter Documents

The following is a summary of certain provisions of the Trust Instrument that each Fund is governed by and is qualified in its entirety by reference to the Trust Instrument.

Voting.    As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Funds’ prospectuses and also included in Appendix C to this Proxy Statement/Prospectus.

Shareholder Meetings.    The Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the Trust Instrument, the 1940 Act or in compliance with any regulatory order. Special meetings may be called for a specific fund or for the Trust for purposes such as election of Trustees, when required by the Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the Trust Instrument, special meetings of shareholders of the Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their Fund. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

Trustee Liability.    A Trustee shall be liable for such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Fund with which such person dealt for payment under such credit, contract, or claim.

Liquidation or Dissolution.    In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

SHAREHOLDER APPROVAL

Approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined herein) of the Target Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by the Target Fund will vote together as a single class at the Meeting on the Proposal. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar of NAV or a proportionate fractional vote for each fractional dollar of NAV of shares held in such shareholder’s name as of the Record Date. Holders of thirty percent of the outstanding shares entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business is not present or the vote required to approve a proposal is not obtained at the Meeting, the chairperson of the Meeting may propose one or more postponements or adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies.

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes are counted as shares eligible to vote at the Meeting in determining whether a quorum is present. Assuming the presence of a quorum, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund within the meaning of the 1940 Act (such a majority referred to herein as a “1940 Act Majority”). A 1940 Act Majority means the lesser of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund entitled to vote thereon. The shares of the Target Fund will be counted using dollar-based voting. This means that each share of the Target Fund will represent the number of votes equal to that share’s net asset value on the record date.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Funds. Shareholders of the Acquiring Fund will not vote on the Merger.

Fund	Total Number of Shares Outstanding		Net Assets
Target Fund: Janus Henderson International Opportunities Fund
– Class A Shares	[	]	$	[	]
– Class C Shares	[	]	$	[	]
– Class S Shares	[	]	$	[	]
– Class I Shares	[	]	$	[	]
– Class N Shares	[	]	$	[	]
– Class R Shares	[	]	$	[	]
– Class T Shares	[	]	$	[	]
– Class D Shares	[	]	$	[	]
Total	[	]	$	[	]
Acquiring Fund: Janus Henderson Overseas Fund
– Class A Shares	[	]	$	[	]
– Class C Shares	[	]	$	[	]
– Class S Shares	[	]	$	[	]
– Class I Shares	[	]	$	[	]
– Class N Shares	[	]	$	[	]
– Class R Shares	[	]	$	[	]
– Class T Shares	[	]	$	[	]
– Class D Shares	[	]	$	[	]
Total	[	]	$	[	]

As of [    ], 2023, the officers and Trustees of each Fund, individually and as a group, owned less than 1% of the outstanding shares of any class of the Funds. As of [    ], 2023, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling shareholder could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Trust, as of [    ], 2023, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Henderson, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Henderson may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, the Adviser’s or Janus Henderson Group plc’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than the Adviser shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
(to be updated)			%

Solicitation of Proxies

Janus Henderson will pay the fees and expenses related to each proposal, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of Janus Henderson or its affiliates, certain financial services firms and their representatives, without extra compensation, or a solicitor, may solicit proxies personally, by telephone, U.S. mail, facsimile, verbal, internet, or email communications.

Janus Henderson has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of [between $334,000 and $506,000], plus any out-of-pocket expenses. Such expenses will be paid by Janus Henderson. Among other things, Computershare will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Target Fund and to request authorization for the execution of proxies. To the extent the Target Fund would have directly borne the expenses for those services, Janus Henderson will reimburse these intermediaries for their expenses.

As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Henderson believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then Computershare’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read the recommendation set forth in this Proxy Statement/Prospectus. The Computershare representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call [1-866-438-2987] immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at [1-866-438-2987]. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shareholders of the Target Fund should submit any written notice of revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the Proposals described in this Proxy Statement/Prospectus.

Shares Held by Accounts of Insurance Companies.    Shares of the Target Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares in any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of your beneficially held shares in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at [1-866-438-2987] to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Trust is not required, nor does it intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Governing Documents. Shareholders of a Fund wishing to submit a proposal for inclusion in a proxy statement should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before each respective Fund begins to print and mail the proxy materials for that meeting. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with the Adviser), via the Internet at janushenderson.com/info (or janushenderson.com/reports if you hold shares directly with the Adviser), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Trustees are not aware of any matter that will be presented for action at the Meeting other than the matters described in this Proxy Statement/Prospectus. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Target Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, the Target Fund may mail only one copy of each report or this Proxy Statement/Prospectus to shareholders having the same last name and address on the Target Fund’s records. The consolidation of these mailings benefits the Target Fund through reduced mailing expenses. With respect to Class D Shares, if a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund’s transfer agent, Janus Henderson Services, at

1-800-525-3713, or notify the Fund’s transfer agent in writing at P.O. Box 55932, Boston, MA 02205-5932.

Please complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet promptly. No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

/s/ Michelle R. Rosenberg

Michelle R. Rosenberg

Chief Executive Officer and President

Janus Investment Fund

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ]th day of [ ], 2023, by and between Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of Janus Henderson International Opportunities Fund, a series of the Trust (the “Target Fund”), and Janus Henderson Overseas Fund, a series of the Trust (the “Acquiring Fund”). Janus Henderson Investors US LLC (the “Adviser”) joins this agreement solely for the purpose of agreeing to be bound by Paragraph 5.

All references in this Agreement to action taken by the Target Fund or the Acquiring Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations Section 1.368-2(g). The reorganization will consist of the transfer by the Target Fund of all or substantially all of its assets to the Acquiring Fund, in exchange solely for Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Acquiring Fund that assets of the Target Fund be acquired by the Acquiring Fund and the liabilities of the Target Fund be assumed by the Acquiring Fund in exchange for Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders of the Target Fund or the Acquiring Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Target Fund, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Trust shall cause the Acquiring Fund to deliver to the

Trust full and fractional Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the closing date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) cause the Acquiring Fund to assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2 The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Target Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust with respect to the Target Fund. The Acquiring Fund shall not issue certificates representing the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares in connection with such exchange. Ownership of Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Target Fund.

2.	CLOSING AND CLOSING DATE

2.1 The Closing Date shall be on or about [ ], 2023, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern Time. The Closing shall be held at the offices of the Adviser, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2 The Trust shall cause Janus Henderson Services US LLC (the “Transfer Agent”), transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares have been credited to the accounts of the Target Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:

(i)    the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii)    the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(iii)    the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)    this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)    neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi)    if applicable, the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Target Fund as of the Closing Date;

(vii)    no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vii)) for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports shall have been paid or provision shall have been made for the payment thereof;

(ix)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a “regulated investment company” (a “RIC”) under the Code; (ii) has been eligible to compute and has computed its Federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. Federal income tax purposes;

(x)    Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xi)    The Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xii)    The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xiii)    Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code; and

(xiv)    The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (x) through (xvi) above.

3.2    The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:

(i)    the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii)    the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;

(iii)    the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)    this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v)    neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi)    the net asset value per share of a Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Acquiring Fund as of that time and date;

(vii)    no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix)    For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. Federal income tax purposes.

4.	CONDITIONS PRECEDENT

4.1    The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i)    The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of

Trustees of the Trust and/or the Adviser to be necessary and appropriate to effect the registration of the Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii)    Class A, Class C, Class D, Class I, Class N, Class R, Class S, and Class T Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii)    All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;

(iv)    All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Acquiring Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;

(v)    The Acquiring Fund and Target Fund shall have received an opinion, dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code; notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;

(vi)    The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date; and

(vii)    This Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the Declaration of Trust and the Bylaws.

5.	EXPENSES

The Adviser agrees that it will bear all costs and expenses of the Reorganization and transactions contemplated thereby; provided, however that the Acquiring Fund and the Target Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that they may incur in connection with the purchase or sale of portfolio securities.

6.	ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Acquiring Fund that this Agreement constitutes the entire agreement among the parties.

7.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic deliver (i.e., e-mail), personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.

10.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5    It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Acquiring Fund.

10.6    The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by another party shall be an election by a non-breaching party not to complete the transactions contemplated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST	JANUS INVESTMENT FUND

For and on behalf of the Acquiring Fund

By:	By:

Title:	Title:

ATTEST	JANUS INVESTMENT FUND

For and on behalf of the Target Fund

By:	By:

Title:	Title:

ATTEST	JANUS HENDERSON INVESTORS US LLC

By:	By:

Title:	Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Non-Fundamental Investment Policies and Restrictions:

The Funds are subject to certain non-fundamental policies and restrictions.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)    If a Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)    The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)    The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)    A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)    A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)    The Funds may not invest in companies for the purpose of exercising control of management.

B-1

Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg L.P. for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

B-2

APPENDIX C

ADDITIONAL INFORMATION ABOUT SHARE CLASSES OF THE ACQUIRING FUND

With certain exceptions, shares of the Acquiring Fund are generally available only to shareholders residing in the United States and employees of Janus Henderson or its affiliates. For purposes of this policy, the Acquiring Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Acquiring Fund.

The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. In connection with the Merger, shareholders of the Target Fund will receive shares of the Acquiring Fund with the same class designation as they own in the Target Fund (e.g., they will receive Class T Shares of the Acquiring Fund if they own Class T Shares of the Target Fund). Set forth below is a description of the classes of shares offered by the Acquiring Fund.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. In addition, Class A Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. Class A Shares may be offered without an initial sales charge to certain classes of investors such as purchases through certain retirement platforms, certain self-directed brokerage platforms where the financial intermediary is the broker of record, or fee-based platforms. See “Qualifying for a Waiver or Reduction of Class A Shares Sales Charge” for additional details.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares. Other share classes described in this Prospectus as eligible for investment by retirement plans are unaffected by this closure.

Class C Shares currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares. For more information, please refer to “Conversion of Class C Shares to Class A Shares.”

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares may also be available to retail investors purchasing in qualified or nonqualified accounts where such accounts are held through an omnibus account at your broker or financial intermediary. For more information please refer to Appendix A which accompanies this Prospectus. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders. In addition to these fees and expenses paid by Class I Shares, your broker or financial intermediary may impose a commission or other sales charge on purchases. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans, and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) institutional investors and retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Funds, the Adviser or its affiliates, for distribution-related or other shareholder services. Your broker or financial intermediary may impose a commission or other sales charge on purchases of Class N Shares. The nature and amount of such commission or other sales charge for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative. Class N Shares also are available to Janus Henderson proprietary products. Class N Shares also are available to certain direct institutional investors approved by the Distributor including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms. Class R Shares pay up to 0.50% of net assets to financial intermediaries for the provision of distribution services and, to a certain extent, shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of the plan or plan participants.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with the Adviser or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of shareholders.

Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with a Janus Henderson fund. Class D Shares are offered directly through the Janus Henderson funds to eligible investors by calling 1-800-525-3713 or at janushenderson.com/individual. Class D Shares are not offered through financial intermediaries.

The shares are not offered directly to individual investors with the exception of Class D Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus Henderson representative at 1-800-525-3713, or for Class I Shares held directly with Janus Henderson, please contact a Janus Henderson representative at 1-800-333-1181.

PRICING OF ACQUIRING FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Acquiring Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which the Acquiring Fund’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by the Acquiring Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Acquiring Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next calculated after your request is received in good order by the Acquiring Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. For Class I Shares or Class N Shares, although purchases and redemptions are made at the net asset value calculated after your order is received by the Acquiring Fund, you may be charged a commission by your broker or other financial institution. The nature and amount of the commission and the times at which it may be collected are determined by your broker. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Acquiring Fund or its agents by the close of the trading session of the NYSE.

Acquiring Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Acquiring Fund holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.

Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Acquiring Fund’s portfolio securities and the reflection of such change in the Acquiring Fund’s NAV, as further described in the “Excessive Trading” section of this Proxy Statement/Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Acquiring Fund may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other mutual funds held by the Acquiring Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.

Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.

For each class of shares (except Class D Shares), all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Acquiring Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Acquiring Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

For Class D Shares, all requests, including but not limited to, exchanges between the Acquiring Fund and other Janus Henderson funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Acquiring Fund or its agents prior to the close of the trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus Henderson’s P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, Class T Shares, and Class D Shares are offered by this Proxy Statement/Prospectus. The Acquiring Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary or financial advisor about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases • reduction of initial sales charge for purchases of $50,000 or more • initial sales charge waived for purchases of $1 million or more	Up to 5.75%(1)
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-l fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries
Minimum initial investment	$2,500(2)
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-l fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee

Class I Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries(3)
Minimum initial investment
• institutional investors (investing directly with a Fund)	$1,000,000
• through an intermediary institution	$2,500(4)
Maximum purchase	None
Minimum aggregate account balance	None
12b-l fee	None
Class N Shares(3)
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	None to intermediaries(3)
Minimum initial investment
• Retirement investors (investing through an adviser-assisted, employer-sponsored plan)	None
• Retail investors (investing through a financial intermediary omnibus account)	$2,500(5)
• Institutional investors (investing directly with a Fund)	$1,000,000
Maximum purchase	None
Minimum aggregate account balance	None
12b-l fee	None
Class R Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-l fee	0.50% annual distribution/service fee
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500(2)
Maximum purchase	None
Minimum aggregate account balance	None
12b-l fee	None

(1)	May be waived under certain circumstances.
(2)

Class A, Class C, Class S, and Class T shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to this minimum. Please contact your financial intermediary for more information. For Class R shareholders, there is no investment minimum for defined contribution plans. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information regarding account minimums.

(3)

In addition to these fees and expenses, your broker or financial intermediary may impose a commission or other sales charge on your purchases of Class I Shares or Class N Shares. The nature and amount of such commission or other sales charge is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

(4)

Exceptions to this minimum may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, accounts held through certain wrap programs, and certain retail brokerage accounts.

(5)	Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans

Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares, Class S Shares and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Acquiring Fund pays Janus Henderson Distributors US LLC (“Janus Henderson Distributors”), the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets of each, at the following annual rates:

Class	Rule 12b-1 Fee for the Acquiring Fund
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
Class R Shares	0.50%
(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Acquiring Fund.

Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary Rule 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive Rule 12b-1 fees. Janus Henderson Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Henderson. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Henderson Services pays these administrative fees to intermediaries on behalf of the Acquiring Fund. Janus Henderson Services is then reimbursed by the Acquiring Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Henderson Services on behalf of the Acquiring Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Acquiring Fund’s Trustees have set limits on fees that the Acquiring Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.

Class S Shares, Class R Shares, and Class T Shares

Janus Henderson Services receives an administrative fee at an annual rate of 0.25% of the average daily net assets of Class S Shares, Class R Shares, and Class T Shares of the Acquiring Fund for providing, or arranging for the provision by intermediaries of, shareholder services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Acquiring Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Henderson. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Henderson Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Acquiring Fund. Janus Henderson Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Acquiring Fund.

Class D Shares

The Acquiring Fund pays an annual administrative services fee based on average daily net assets of Class D Shares, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

These administrative fees are paid by Class D Shares of the Acquiring Fund for shareholder services provided by Janus Henderson Services. Janus Henderson Services provides or arranges for the provision of shareholder services, including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of shares of the Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries, including but not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus Henderson funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Acquiring Fund’s SAI, which is incorporated by reference herein.

In addition, for all share classes (except Class D Shares), the Adviser, Janus Henderson Distributors, or their affiliates may pay fees, from their own assets, to certain brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, other shareholder or administrative services (including payments for processing transactions via the NSCC or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees, in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.

The Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Acquiring Fund. The Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/ or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. However, as described elsewhere in this Proxy Statement/Prospectus, your financial adviser and/or his or her firm may also receive Rule 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus Henderson funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Acquiring Fund and, if applicable, when considering which share class of the Acquiring Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States.

Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class D Shares, Class I Shares, and Class N Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares and Class N Shares may be purchased directly with the Acquiring Fund in certain circumstances as described in the eligibility discussion at the beginning of this section. Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with Janus Henderson, or refer to your plan documents for information on how to invest in the Acquiring Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Acquiring Fund may permit an in-kind purchase of shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Acquiring Fund’s behalf. As discussed under “Payments to Financial Intermediaries by Janus Henderson or its Affiliates,” Janus Henderson and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Acquiring Fund or that provide services in connection with investments in the Acquiring Fund. You should consider such arrangements when evaluating any recommendation of the Acquiring Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. The shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Under certain limited circumstances, shareholders of other Janus Henderson share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. In addition, directors, officers, and employees of Janus Henderson and its affiliates, as well as Trustees and officers of the Trust, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of shares, the recipient of Class D Shares may continue to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus Henderson by the following methods:

•	By calling Janus Henderson XpressLine™ at 1-888-979-7737, a 24-hour automated phone system;
•	By contacting a Janus Henderson representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);
•	By regular mail, Janus Henderson, P.O. Box 219109, Kansas City, MO 64121-9109;
•	By overnight mail, Janus Henderson, 430 W 7th Street, Suite 219109, Kansas City, MO 64105-1407; or
•	Online, through janushenderson.com.

The Acquiring Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Acquiring Fund is not intended for excessive trading. For more information about the Acquiring Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“U.S.A. PATRIOT Act”), your financial intermediary (or Janus Henderson, if you hold

Class D Shares, Class I Shares, or Class N Shares directly with the Acquiring Fund) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number, and you may be requested to provide information on persons with authority or control over the account, or persons who own (whether directly, indirectly, or beneficially) 25% or more of the entity, such as name, permanent street address, date of birth, and Social Security number. Until verification of your identity is made, your financial intermediary (or Janus Henderson, if you hold Class D Shares, Class I Shares, or Class N Shares directly with the Acquiring Fund), may temporarily limit additional share purchases. In addition, your financial intermediary (or Janus Henderson, if you hold Class D Shares, Class I Shares, or Class N Shares directly with the Acquiring Fund) may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary (or a Janus Henderson representative if you hold Class D Shares, Class I Shares, or Class N Shares directly with the Acquiring Fund) if you need additional assistance when completing your application or additional information about the intermediary’s (or Janus Henderson’s) Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Henderson’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

With respect to Class D Shares, the Acquiring Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Acquiring Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Acquiring Fund accounts and activity with respect to existing accounts.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-advantaged accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, shares held through certain supermarket and/or self-directed brokerage accounts, or through wrap programs, may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Acquiring Fund shares.

Class I Shares

The minimum investment is $1 million for institutional investors (including, but not limited to, corporations, certain retirement plans, public pension plans and foundations/endowments) who established Class I Share accounts before August 4, 2017 and invest with Janus Henderson. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Acquiring Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Acquiring Fund account for non-retirement accounts and $500 per Acquiring Fund account for certain tax-advantaged accounts or UGMA/ UTMA accounts. Directors, officers, and employees of Janus Henderson Group plc (“JHG”) and its affiliates, as well as Trustees and officers of the Acquiring Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus Henderson representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-advantaged, tax-qualified and retirement plans, including health savings accounts, and accounts held through certain wrap programs, and certain retail brokerage accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.

Class N Shares

For retail investors whose accounts are held through an omnibus account at their financial intermediary, the minimum investment is $2,500 per Acquiring Fund account. Investors in certain tax-advantaged accounts or accounts held through certain wrap programs or bank trust platforms may not be subject to this minimum. For institutional investors investing directly with the Acquiring Fund, the minimum investment is $1 million per Acquiring Fund account. There is no investment minimum for adviser-assisted, employer-sponsored retirement plans, including health savings accounts. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus Henderson representative, as applicable.

Class R Shares

There is no investment minimum for investors in a defined contribution plan. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

Class D Shares

The minimum investment is $2,500 per Acquiring Fund account for non-retirement accounts. For certain tax-advantaged accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $50 per month.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares and Class T Shares

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

The Acquiring Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Class D Shares

Due to the proportionately higher costs of maintaining small accounts, the Acquiring Fund reserves the right to deduct an annual $25 minimum balance fee per Acquiring Fund account (paid to Janus Henderson Services) with values below the minimums described under “Minimum Investments” or to close Acquiring Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus Henderson representative if you hold shares directly with Janus Henderson) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Acquiring Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Henderson Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None (2)	None
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Henderson Distributors generally pays financial intermediaries commissions as follows:

•	1.00% on amounts of $1,000,000 but under $4,000,000;
•	0.50% on amounts of $4,000,000 but under $10,000,000;
•	0.25% on amounts of $10,000,000 and above.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

Class A Shares of the Acquiring Fund may be purchased without an initial sales charge by the following persons (and their family members): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Henderson Distributor to sell Class A Shares; (ii) directors, officers, and employees of JHG and its affiliates; and (iii) Trustees and officers of the Trust. A “family member” includes, but is not necessarily limited to (based on the reasonable discretion of the Adviser), a qualifying person’s sibling, spouse or domestic partner, lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), lineal descendant (son, daughter, step-son, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any sibling, spouse or domestic partner of a family member who is a lineal descendant or ascendant of a qualifying person. In addition, the initial sales charge may be waived on purchases of Class A Shares by the following persons: (i) investors purchasing Class A Shares through financial intermediaries on behalf of certain adviser-assisted, employer-sponsored retirement plans, including defined contribution plans, defined benefit plans and other welfare benefit plans such as health savings accounts and voluntary employees’ beneficiary association trust accounts; (ii) investors purchasing Class A Shares through a financial intermediary’s self-directed brokerage platform where the financial intermediary is the broker of record; and (iii) investors purchasing Class A Shares through fee-based broker-dealers or financial advisors, primarily on their advisory account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the advisory account. Adviser-assisted, employer-sponsored defined contribution plans include, for example, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans. For purposes of qualifying for a waiver of the initial sales charge, the following retirement accounts are not eligible: 403(b) custodial accounts where shares are held on behalf of the individual, and not on behalf of the plan or plan trust, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans. To facilitate the waiver of a sales charge, Janus Henderson Distributor requires an agreement with the financial intermediary submitting trades on behalf of eligible investors.

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in the Acquiring Fund or certain other Janus Henderson funds) with your current purchase of Class A Shares of the Acquiring Fund and certain other Janus Henderson funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Acquiring Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Acquiring Fund shares, as the Acquiring Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation.    You may purchase Class A Shares of the Acquiring Fund at a reduced sales charge by aggregating (i) the dollar amount of the new purchase (measured by the offering price) with (ii) your holdings in all Class A Shares of the Acquiring Fund and certain other classes (Class A Shares and Class C Shares of the Trust) of Janus Henderson funds held by you, and held in the accounts identified under “Aggregating Accounts” (“collective holdings”). Subject to your financial intermediary’s or record keeper’s capabilities, collective holdings will be calculated as the higher of (i) the current value of such holdings (the market value) as of the day prior to your new purchase or (ii) the amount initially invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the cost value). The applicable sales charge will be applied to such aggregated amount. In order for your purchases and collective holdings to be aggregated for purposes of qualifying for a reduced sales charge, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.    You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. Investments made prior to the signing date are not aggregated with, and are not eligible to be included toward, the investment goal.

You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Capital appreciation, capital gains, and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.    To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Acquiring Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Conversion of Class C Shares to Class A Shares

The Acquiring Fund currently implements an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased.

For Class C Shares held in omnibus accounts on intermediary platforms, the Funds will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares of the same Fund will not result in a taxable event. Please consult your tax adviser for further information.

Commission on Class C Shares

Janus Henderson Distributor may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Acquiring Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts of the Acquiring Fund’s Prospectus, which is incorporated by reference herein. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Acquiring Fund shares through another intermediary to receive these waivers or discounts.

EXCHANGES

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold shares directly with Janus Henderson, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-advantaged accounts).

•

You may generally exchange shares of the Acquiring Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan, with the exception of the Janus Henderson money market funds. Only accounts beneficially owned by natural persons will be allowed to exchange to Janus Henderson Money Market Fund; all other account types can only exchange to Janus Henderson Government Money Market Fund.

•

You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will generally only be processed in instances where there is no CDSC on the shares to be exchanged and no initial sales charge on the shares to be received. The Acquiring Fund’s fees and expenses differ between share classes. Please read the prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.
•

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Acquiring Fund may suspend or terminate the exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund will work with intermediaries to apply the Acquiring Fund’s exchange limit. However, the Acquiring Fund may not always have the ability to monitor or enforce the trading activity in such accounts.

•	The Acquiring Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•

Class C Shares are closed to investments by new employer-sponsored retirement plans, and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

•

Your Class C Shares that have been held for eight years will automatically convert to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month in which the eighth anniversary of the date of purchase occurs. For more information refer to “Conversion of Class C Shares to Class A Shares.”

Waiver of Sales Charges

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to an initial sales charge of the Acquiring Fund’s Class A Shares. Class A Shares received through an exchange of Class C Shares due to an intermediary-driven conversion or an automatic conversion after eight years, or a conversion from a fee-based account to a brokerage account, will not be subject to an initial sales charge. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain exceptions, the Acquiring Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Acquiring Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class D Shares, Class I Shares, or Class N Shares. Please contact your financial intermediary, a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Acquired Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of the Acquiring Fund may be redeemed on any business day on which the Acquiring Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Acquiring Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent within two business days following receipt of the redemption order. The Acquired Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.

The Acquiring Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the

Acquiring Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. For Class D Shares, a temporary hold may also be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a specified adult has occurred, is occurring, has been attempted, or will be attempted.

The Acquiring Fund reserves the right to annually request that intermediaries close Acquiring Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class D Shares, Class I Shares, or Class N Shares directly with the Acquiring Fund, you may receive written notice prior to the closure of your Acquiring Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Henderson affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Acquiring Fund’s shares. Redemptions by these large shareholders of their holdings in the Acquiring Fund may cause the Acquiring Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and liquidity. Similarly, large Acquiring Fund share purchases may adversely affect the Acquiring Fund’s performance to the extent that the Acquiring Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Acquiring Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Acquiring Fund’s expense ratio.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Acquiring Fund reserves the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Acquiring Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Acquiring Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Acquiring Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. If the Acquiring Fund makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Acquiring Fund for cash redemptions. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.

While the Acquiring Fund may pay redemptions in-kind, the Acquiring Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Acquiring Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Acquiring Fund’s NAV and may increase brokerage costs and accelerate the recognition of taxable income.

Systematic Withdrawal Plan

Class A Shares and Class C Shares

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived, however the maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, Class N Shares, Class R Shares, Class T Shares, and Class D Shares

You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus Henderson representative if you hold Class I Shares, Class N Shares, or Class D Shares directly with the Acquiring Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus Henderson representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary where no sales charge or commission was paid on the purchase of such shares;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Acquiring Fund dividends or distributions;
•

The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If the Acquiring Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege

For each redemption of Class A Shares, you have a one-time right to reinvest the proceeds of such redemption into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive and Short-Term Trading Policies and Procedures

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Acquiring Fund shares (“excessive trading”). The Acquiring Fund is intended for long-term investment purposes, and the Acquiring Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Acquiring Fund’s exchange limits or excessive trading policies and procedures may be cancelled or rescinded by the Acquiring Fund by the next business day following receipt by the Acquiring Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Acquiring Fund is also available for purchase using third party intermediaries.

The Janus Henderson funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	fair valuation of securities as described under “Pricing of Acquiring Fund Shares”; and
•	trade monitoring and transaction restrictions as described below.

The Acquiring Fund monitors for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege of any investor who is identified as having a pattern of short-term trading. The Acquiring Fund at all times reserves the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Acquiring Fund.

The Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.

Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Acquiring Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Acquiring Fund. Transactions accepted by a financial intermediary in violation of the Acquiring Fund’s excessive trading policies may be cancelled or revoked by the Acquiring Fund by the next business day following receipt by the Acquiring Fund.

In an attempt to deter excessive trading in omnibus accounts, the Acquiring Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Acquiring Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Acquiring Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Generally, the Acquiring Fund’s excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus

Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange or redemption programs.

The Acquiring Fund’s policies and procedures regarding excessive trading may be modified at any time by the Trustees.

Excessive Trading Risks

Excessive trading may present risks to the Acquiring Fund’s long-term shareholders. Excessive trading into and out of the Acquiring Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Acquiring Fund shareholders, and may increase Acquiring Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Investing in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Acquiring Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Acquiring Fund, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of shares held by the Acquiring Fund despite the Acquiring Fund’s adoption of policies and procedures intended to reduce the Acquiring Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.

There is no assurance that the policies and procedures adopted by the Acquiring Fund to detect and deter excessive trading will be effective in all circumstances. For example, for share classes sold through financial intermediaries, the Acquiring Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Acquiring Fund and its agents. This makes the Acquiring Fund’s identification of excessive trading transactions in the Acquiring Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Acquiring Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Acquiring Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Acquiring Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•

Full Holdings. A schedule of the Acquiring Fund’s portfolio holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for the Acquiring Fund at janushenderson.com/info. A complete schedule of the Acquiring Fund’s portfolio holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. The Acquiring Fund’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, the Acquiring Fund’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (1-800-525-3713, for Class D Shares) (toll free).

•	Top Holdings. The Acquiring Fund’s top portfolio holdings, in order of position size and as a percentage of the Acquiring Fund’s total portfolio, are available monthly with a 15-day lag.
•

Other Information. The Acquiring Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to the Acquiring Fund’s performance, average Acquiring Fund’s weighting, and other relevant data points, may be provided monthly with a 15-day lag.

Janus Henderson may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or delegate, in consultation with the Acquiring Fund’s Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Acquiring Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Acquiring Fund’s SAI, which is incorporated by reference herein.

CLOSED FUND POLICIES

The Acquiring Fund may limit sales of its shares to new investors. If sales of the Acquiring Fund are limited, it is expected that existing shareholders invested in the Acquiring Fund would be permitted to continue to purchase shares through their existing Acquiring Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed fund’s prospectuses.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or Janus Henderson, if you hold shares directly with Janus Henderson) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus Henderson, if you hold shares directly with Janus Henderson) is responsible for providing annual and semiannual reports, including the financial statements of the Acquiring Fund. These reports show the Acquiring Fund’s investments and the market value of such investments, as well as other information about the Acquiring Fund and its operations. Please contact your financial intermediary or plan sponsor (or a Janus Henderson representative, if you hold shares directly with Janus Henderson) to obtain these reports. The Acquiring Fund’s fiscal year ends September 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus Henderson, if you hold shares directly with Janus Henderson) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus Henderson) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus Henderson) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and after a specified period of time transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction.

Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

DISTRIBUTIONS

To avoid taxation of the Acquiring Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Acquiring Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A return of capital distribution is tax-free to the extent of your basis in your shares and thereafter is treated as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account. Distributions are made at the class level, so they may vary from class to class within the Acquiring Fund.

Distribution Schedule

Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For shareholders investing through a financial intermediary, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Acquiring Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Acquiring Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Acquiring Fund’s daily net asset value (“NAV”). The share price of the Acquiring Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Acquiring Fund declared a dividend in the amount of $0.25 per share. If the Acquiring Fund’s share price was $10.00 on December 30, the Acquiring Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Acquiring Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Acquiring Fund would pay you $0.25 per share as a dividend and your shares would then be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Acquiring Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Acquiring Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus Henderson representative (1-800-333-1181) if you hold Class I Shares or Class N Shares directly with the Acquiring Fund, or (1-800-525-3713) if you hold Class D Shares. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-advantaged plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Acquiring Fund. The following is a brief and general discussion of certain federal income tax consequences of investing in the Acquiring Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Acquiring Fund. You should consult your tax adviser regarding the effect that an investment in the Acquiring Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Acquiring Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Acquiring Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. In certain states, a portion of the distributions (depending on the sources of the Acquiring Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Acquiring Fund and capital gains from any sale or exchange of Acquiring Fund shares. The Acquiring Fund’s investment company taxable income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Acquiring Fund at the record date of such payments. Although the Acquiring Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Acquiring Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for U.S. federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (the “IRS”). A portion of the Acquiring Fund’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Acquiring Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.

Distributions made by the Acquiring Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1⁄2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of the Acquiring Fund in a taxable account it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility. Your ability to deduct capital losses may be limited under the Internal Revenue Code.

The Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and redemptions proceeds to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Acquiring Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Acquiring Fund. FATCA withholding will generally apply to payments of dividends from net investment income, payments of gross proceeds from sales of Acquiring Fund shares and distributions of net capital gains. Proposed Treasury regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of the Acquiring Fund shares. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. Shareholders should consult their individual tax advisers regarding the possible implications of FATCA.

For shares purchased on or after January 1, 2012 and sold thereafter from a taxable account, your intermediary (or the Acquiring Fund, if you hold shares directly with the Acquiring Fund) will report cost basis information to you and to the IRS. Your intermediary (or the Acquiring Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with the Acquiring Fund in which case the Acquiring Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Acquiring Fund

Dividends, interest, and some capital gains received by the Acquiring Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Acquiring Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If the Acquiring Fund makes such election, foreign taxes paid by the Acquiring Fund will be reported to shareholders as income and shareholders may claim a tax credit or deduction for such taxes, subject to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Acquiring Fund.

Certain Acquiring Fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Acquiring Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Acquiring Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all or substantially all of its investment company taxable income and net capital gains. It is important that the Acquiring Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Acquiring Fund invests in partnerships, it may be subject to state tax liabilities.

APPENDIX D

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Proxy Statement/Prospectus.

EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.

Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”).

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using derivatives or other similar transactions. In addition, other investment techniques, such as short sales, can create a leveraging effect.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED [•], 2023

STATEMENT OF ADDITIONAL INFORMATION

[•], 2023

Relating to the acquisition of the assets of

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND

by and in exchange for shares of beneficial interest of

JANUS HENDERSON OVERSEAS FUND,

each a series of Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-3713 (if you hold Class D Shares)

1-877-335-2687 (if you hold shares through a plan sponsor,

broker-dealer, or other intermediary)

This Statement of Additional Information (the “SAI”) relates to the reorganization of Janus Henderson International Opportunities Fund (the “Target Fund”) with and into Janus Henderson Overseas Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), pursuant to which all or substantially all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Merger”). This SAI contains information that may be of interest to shareholders, but which is not included in the Proxy Statement/Prospectus which relates to the Merger. As described in the Proxy Statement/Prospectus, upon the closing of the Merger, each owner of Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, Class R Shares, Class T Shares, and Class D Shares of the Target Fund will become a shareholder of the corresponding class of shares of the Acquiring Fund. Information about the Acquiring Fund is provided in the Proxy Statement/Prospectus.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206-4805, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

This SAI consists of this cover page and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The SAI for the Funds, dated January 27, 2023 (File Nos. 811-01879 and 002-34393).

2. The Financial Statements of the Funds included in the annual report dated September 30, 2022, as filed on December 9, 2022 (File No: 811-01879).

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

•

Tables showing the fees and expenses of the Target Fund the Acquiring Fund versus the pro forma fees and expenses of the Acquiring Fund assuming consummation of the Merger as of the first day of the fiscal year ended September 30, 2022, are included in Current and Pro Forma Fees and Expenses in the Proxy Statement/Prospectus.

•

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund. The Merger will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Merger and/or the Acquiring Fund’s portfolio following the Merger.

•	There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: EVERY VOTE IS IMPORTANT VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting [•, •, •] on [May 18, 2023] Please detach at perforation before mailing. PROXY CARD JANUS INVESTMENT FUND JANUS HENDERSON INTERNATIONAL OPPORTUNITIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MAY 18, 2023] This Proxy is solicited on behalf of the Trustees of Janus Henderson International Opportunities Fund. The undersigned, revoking any previous proxies, hereby appoints Abigail Murray, Michelle Rosenberg, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of Janus Henderson International Opportunities Fund (the “Fund”), a series of Janus Investment Fund, to be held at [•], on [May 18, 2023] at [•] Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. By returning this proxy card, you are authorizing the persons named as proxies above to vote in their discretion on any matter that properly comes before the Meeting, including any adjournment(s). Such persons will be authorized to vote in favor of any adjournment(s), whether or not a quorum is present, if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of the Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 JAN_33178_012723 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. [GRAPHIC APPEARS HERE]xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for Janus Henderson International Opportunities Fund Special Meeting of Shareholders to Be Held on [May 18, 2023]. The Proxy Statement for this Meeting is available at: https://www.proxy-direct.com/jan-33178 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposal set forth below. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL. 1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of Janus Henderson International Opportunities Fund to Janus Henderson Overseas Fund in exchange for shares of beneficial interest of Janus Henderson Overseas Fund and the assumption by Janus Henderson Overseas Fund of all of the liabilities of Janus Henderson International Opportunities Fund. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx JAN 33178 xxxxxxxx

PART C - OTHER INFORMATION

ITEM 15.	Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 16.	Exhibits

Exhibit 1

(a)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(b)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(c)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(d)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(e)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(f)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

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(h)	Certificate of Redesignation, dated June 30, 2017, is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(i)	Certificate of Amendment of the Agreement and Declaration of Trust, dated September 20, 2019, is incorporated herein by reference to Exhibit (a)(62) to Post-Effective Amendment No. 290, filed on October 28, 2019 (File No. 2-34393).

Exhibit 2

(a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(c)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 (Not Applicable)

Exhibit 4

(a)	Form of Agreement and Plan of Reorganization by Janus Investment Fund, on behalf of Janus Henderson International Opportunities Fund and Janus Henderson Overseas Fund, is filed herein as Exhibit 4(a).

Exhibit 5 (Not Applicable)

Exhibit 6

(a)	Investment Advisory Agreement for Janus Henderson Overseas Fund, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(70) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

Exhibit 7

(a)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

Exhibit 8 (Not Applicable)

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Exhibit 9

(a)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(b)	First Amendment to Amended and Restated Custodian Contract between Janus Investment Fund and State Street Bank and Trust Company, dated May 26, 2017, is incorporated herein by reference to Exhibit (g)(26) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(c)	Custodian Contract, dated October 19, 2017, between Janus Investment Fund and BNP Paribas, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 263, filed on November 13, 2017 (File No. 2-34393).

(d)	Letter of Termination of Amended and Restated Custodian Contract between Janus Investment Fund and State Street Bank and Trust Company, dated December 6, 2018, is incorporated herein by reference to Exhibit (g)(28) to Post-Effective Amendment No. 287, filed on January 28, 2019 (File No. 2-34393).

(e)	Letter Agreement between Janus Investment Fund and BNP Paribas, acting through its New York Branch, is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 300, filed on October 28, 2020 (File No. 2-34393).

Exhibit 10

(a)	Distribution and Shareholder Servicing Plan for Class A Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).

(b)	Distribution and Shareholder Servicing Plan for Class C Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).

(c)	Distribution and Shareholder Servicing Plan for Class R Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).

(d)	Distribution and Shareholder Servicing Plan for Class S Shares, dated July 6, 2009, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 313, filed on October 28, 2022 (File No. 2-34393).

(e)	Amended Rule 18f-3 Plan, dated December 31, 2020, is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 302, filed on January 28, 2021 (File No. 2-34393).

Exhibit 11

(a)	Form of Opinion and Consent of Counsel to be filed by amendment to this Registration Statement.

Exhibit 12

(a)	Form of Tax Opinion of [__] to be filed by amendment to this Registration Statement.

Exhibit 13

(a)	Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(b)

Letter Agreement dated September  17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to

Post-Effective Amendment No.  110, filed on December 23, 2003 (File No. 2-34393).

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(c)	First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(d)	Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(e)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(40) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f)	Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(g)	Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)	Third Amendment to the Amended and Restated Transfer Agency Agreement between Janus Investment Fund and Janus Services LLC, dated May 26, 2017, is incorporated herein by reference to Exhibit (h)(117) to Post-Effective Amendment No. 257, filed on August 11, 2017 (File No. 2-34393).

(i)	Letter Agreement dated December 12, 2022, to Administration Agreement between Janus Investment Fund and Janus Henderson Investors US LLC is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 314, filed on December 20, 2022 (File No. 2-34393).

(j)	Letter Agreement dated December 12, 2022, regarding Janus Henderson Services US LLC Amended and Restated Transfer Agency Agreement, is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 314, filed on December 20, 2022 (File No. 2-34393).

(k)	Form of Expense Limitation Agreement between Janus Henderson Investors US LLC and Janus Investment Fund, regarding certain series with a September 30 fiscal year end, is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 315, filed on January 27, 2023 (File No. 2-34393).

(l)	Form of Non-Standard Waiver Agreement between Janus Henderson Investors US LLC and Janus Investment Fund, regarding Janus Henderson Overseas Fund, is filed herein as Exhibit 13(l).

Exhibit 14

(a)	Consent of [__] to be filed by amendment to this Registration Statement.

Exhibit 15 (Not Applicable)

Exhibit 16

(a)	Powers of Attorney, dated January 27, 2023, is filed herein as Exhibit 16(a).

Exhibit 17 (Not Applicable)

ITEM 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 31st day of January, 2023.

JANUS INVESTMENT FUND

By: /s/ Michelle R. Rosenberg
Michelle R. Rosenberg, President and
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michelle R. Rosenberg	President and Chief Executive Officer	January 31, 2023
Michelle R. Rosenberg	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and	January 31, 2023
Jesper Nergaard	Principal Accounting Officer
(Principal Financial Officer and Principal Accounting
Officer)

Alan A. Brown*	Chairman and Trustee	January 31, 2023
Alan A. Brown

Cheryl D. Alston*	Trustee	January 31, 2023
Cheryl D. Alston

William D. Cvengros*	Trustee	January 31, 2023
William D. Cvengros

Raudline Etienne*	Trustee	January 31, 2023
Raudline Etienne

Darrell B. Jackson*	Trustee	January 31, 2023
Darrell B. Jackson

William F. McCalpin*	Trustee	January 31, 2023
William F. McCalpin

Gary A. Poliner*	Trustee	January 31, 2023
Gary A. Poliner

Diane L. Wallace*	Trustee	January 31, 2023
Diane L. Wallace

/s/ Abigail Murray
*By: Abigail Murray
Attorney-In-Fact

Pursuant to Powers of Attorney, dated January 27, 2023, filed herein as Exhibit 16(a).

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INDEX OF EXHIBITS

Exhibit Number	Exhibit Title
Exhibit 4(a)	Form of Agreement and Plan of Reorganization

Exhibit 13(l)	Form of Non-Standard Waiver Agreement

Exhibit 16(a)	Powers of Attorney

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